UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

CV SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED JUNE 8, 2018

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CV SCIENCES, INC.

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 4, 2018

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CV Sciences, Inc. (the “Company”, “we” or “us”) will be held on August 4, 2018, at 10 a.m. local time, at our San Diego office located at 10070 Barnes Canyon Road, Suite 100, San Diego, California 92121, (866) 290-2157, for the following purposes:

(1)	To elect four directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	To ratify Tanner LLC, as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(3)	To amend the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended, to increase the number of shares issuable under the plan;

(4)	To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, such ratio to be determined by the Company’s Board of Directors at any time before August 30, 2019, without further approval or authorization of our stockholders; and

(5)	To consider and act upon such other business as may properly come before the Meeting or any adjournments or postponement thereof.

The close of business on June 15, 2018 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to any stockholder’s examination during ordinary business hours at our principal executive offices at 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146, (866) 290-2157.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR all of the foregoing proposals.

Your vote is important no matter how large or small your holdings may be. If you do not expect to be present at the Meeting in person, you are urged to immediately complete, date, sign and return the proxy card. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenter’s rights are not available with respect to the proposals to be voted upon at this Meeting.

The Notice of Internet Availability of Proxy Materials also contains instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2017 which are available online at: ________.

By Order of the Board of Directors /s/ Joseph Dowling Joseph Dowling Chief Executive Officer and Secretary

Las Vegas, Nevada

June __, 2018

I M P O R T A N T

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON EACH OF YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY IN VOTING POWER OF THE OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE MEETING, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM.

________________________________________

PRELIMINARY PROXY MATERIALS SUBJECT TO COMPLETION DATED JUNE 8, 2018

________________________________________

CV SCIENCES, INC.

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(866) 290-2157

PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 4, 2018 at 10 a.m. local time

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CV Sciences, Inc. (the “Company”, “CV Sciences”, “we” or “us”) for use at the annual meeting of the stockholders (the “Meeting” or the “2018 Annual Meeting”) of the Company, to be held on August 4, 2018, at 10 a.m., local time. The Meeting will be held at our San Diego offices located at 10070 Barnes Canyon Road, Suite 100, San Diego, California 92121, (866) 290-2157. This Proxy Statement and proxy will be made available to our stockholders on or about June __, 2018.

Only stockholders of record at the close of business on June 15, 2018 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, ___ shares of the Company’s common stock were issued and outstanding, held by more than more than _____ individual participants in securities positions listings of our common stock. Each share of common stock is entitled to one vote on each matter to be voted upon at the Meeting. Shares cannot be voted at the Meeting unless the holder thereof is present or represented by proxy. The presence, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of common stock on the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Joseph Dowling to serve as the holder of proxies for the Meeting. The shares of common stock represented by each executed and returned proxy will be voted by him in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Dowling will vote your shares “FOR” the proposals being made at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote in person at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last vote will be the vote that is counted. Please note that dissenter’s rights are not available with respect to any proposal to be voted upon at the Meeting.

We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors and officers and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE MEETING

Q. When is the Meeting?

A. August 4, 2018 at 10 a.m., local time.

Q. Where will the Meeting be held?

A. The Meeting will be held at 10070 Barnes Canyon Road, Suite 100, San Diego, California 92121, (866) 290-2157.

Q. Why am I receiving these proxy materials?

A. As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report filed on Form 10-K for the year ended December 31, 2017 (the “Annual Report”), available to our stockholders electronically via the Internet. On or about June __, 2018, we will mail to all stockholders of record entitled to vote at the 2018 Annual Meeting a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and vote via the Internet, by phone, in person or by mail. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you receive a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We are sending you the Notice of Internet Availability of Proxy Materials because the Company’s Board is soliciting your proxy to vote at the 2018 Annual Meeting. You are invited to attend the 2018 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions on the Notice of Internet Availability of Proxy Materials to vote by internet or by mail.

Q. Who is entitled to vote at the Meeting?

A. Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, there were ____ shares of our common stock outstanding held by over ______ individual participants in securities positions listings of our common stock.

Q. How many shares must be present to conduct business?

A. The presence at the Meeting, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of our common stock at the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the Meeting.

Q. What will be voted on at the Meeting?

A. The items of business scheduled to be voted on at the Meeting are as follows:

1.       Election of four directors to serve until the Company’s 2019 Annual Meeting of Stockholders;

2.       Ratification of Tanner LLC (“Tanner”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.       Amendment of the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended, to increase the number of shares issuable under the plan; and

4.       An amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, such ratio to be determined by the Company’s Board of Directors at any time before August 30, 2019, without further approval or authorization of our stockholders.

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Q. How does the Board recommend that I vote?

A. Our Board recommends that you vote your shares “FOR” approval of all of the proposals set forth herein.

Q. What shares can I vote at the Meeting?

A. You may vote all shares of common stock owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A. Some of our stockholders may hold shares of common stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation (formerly Interwest Transfer) you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote in person at the Meeting and vote by proxy. Whether or not you plan to attend the Meeting, we urge you vote by internet or by mail to ensure your vote is counted. You may still attend the Meeting and vote in person if you have already voted by proxy.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you from that organization together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Meeting. If this applies to you, your broker, trustee or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q. How can I vote my shares without attending the Meeting?

A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by internet or by mail by following the instructions provided on the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the proxy materials by following the instructions available on the Notice of Internet Availability of Proxy Materials and then simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2018 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee or nominee, by using the proxy card provided by the broker, trustee or nominee and mailing them in the envelope provided by such person.

Q. How can I vote my shares in person at the Meeting?

A. Shares held in your name as the stockholder of record may be voted in person at the Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the Meeting.

Q. How are votes counted?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each proposal, “FOR” the nominees identified herein, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).

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Q. What is a “broker non-vote”?

A. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions or stockholder proposals. Your broker will NOT be able to vote your shares with respect to the election of directors, the approval of the amendment to the Amended and Restated 2013 Equity Incentive Plan, as amended, or the approval of the amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, such ratio to be determined by the Company’s Board of Directors at any time before August 30, 2019, without further approval or authorization of our stockholders. If you hold shares through a broker, we strongly encourage you to submit your voting instruction card and exercise your right to vote as a stockholder.

Broker non-votes will have no effect on the election of directors. Because directors are elected by plurality, broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

With regard to ratification of Tanner as the Company’s independent registered public accounting firm for the year ending December 31, 2018, the approval is a routine matter on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will result from this proposal.

With regard to the proposal approving an amendment to the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended, broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

With regard to the proposal approving an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, such ratio to be determined by the Company’s Board of Directors at any time before August 30, 2019, without further approval or authorization of our stockholders, the affirmative vote of a majority in voting power of the outstanding shares of common stock entitled to vote at the Meeting is required for approval. Accordingly, broker non-votes will have the same effect as a vote “AGAINST” the proposal.

Q. How are abstentions counted?

A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes entitled to vote with respect to a proposal, but they will not be voted on any matter at the Meeting.

With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.

With regard to ratification of Tanner as the Company’s independent registered public accounting firm for the year ending December 31, 2018, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting is required for approval. Accordingly, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” the proposal.

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With regard to the proposal approving an amendment to the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting is required for approval. Accordingly, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” the proposal.

With regard to the proposal approving an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, such ratio to be determined by the Company’s Board of Directors at any time before August 30, 2019, without further approval or authorization of our stockholders, the affirmative vote of a majority in voting power of the outstanding shares of common stock entitled to vote at the Meeting is required for approval. Accordingly, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” the proposal.

Q. What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?

A. If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

Q. Can I change my mind after I return my proxy?

A. Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting in person. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q. Who is soliciting my vote and who is paying the costs?

A. Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials and this Proxy Statement, as applicable.

Q. How can I find out the results of the voting?

A. We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.

Q. Whom should I contact if I have questions?

A. If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact the following person at our principal executive office as follows:

Joseph Dowling, Secretary

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(866) 290-2157

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated Mr. James McNulty, Mr. Michael Mona, III, Mr. Gary Sligar and Mr. Joseph Dowling as directors to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The size of the Board is currently fixed at five members. Accordingly, at the Meeting, four directors will be elected to the Board and one seat will be held vacant due to the recent resignation of Dr. Schmitz from the Board. Proxies cannot be voted for a greater number of persons than number of nominees named. If elected, each of the directors will hold office as a director until our 2019 Annual Meeting of Stockholders.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any of Mr. McNulty, Mr. Mona, III, Mr. Sligar or Mr. Dowling becomes unavailable, however, the proxy holder intends to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Mr. McNulty, Mr. Mona, III, Mr. Sligar and Mr. Dowling.

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers, key employees and directors are listed in the below table. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable. There currently are no legal proceedings, and, during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries and none of such persons has a material interest adverse to the Company or any of its subsidiaries.

Name	Age	Position	Director since the below date (1)	Nominee
James McNulty	67	Director	January 4, 2016	Y
Michael Mona, III(2)	32	President, Chief Operating Officer and Director	May 24, 2016	Y
Gary Sligar	68	Director	June 2, 2016	Y
Joseph Dowling(3)	61	Chief Executive Officer, Chief Financial Officer and Secretary	May 31, 2018	Y

________________________________

(1)	Each director serves until the next annual meeting of stockholders.
(2)	Appointed as Vice President, Operations on July 25, 2013, as Chief Operating Officer in March 2016 and President on May 31, 2018.
(3)	Appointed as Chief Financial Officer on June 16, 2014, Secretary on August 25, 2014 and Chief Executive Officer on May 31, 2018.

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James McNulty. Mr. McNulty was initially appointed as a director of the Company on January 4, 2016. Mr. McNulty has served as CFO of Hopkins Capital Group, an affiliation of limited liability companies which engage in venture activities primarily in the development of pharmaceuticals, since 2000. Mr. McNulty currently serves as CEO of MYMD Pharmaceuticals, is a Director of Quantum Sciences Technology, Inc., and is CFO of Defender Pharmaceuticals, Inc., all of which are privately-held companies. Mr. McNulty was CFO of Biodelivery Sciences International, Inc. (NASDAQ: BDSI) (“BDSI”) from 2000 until his retirement from BDSI in December 2014. BDSI is a specialty pharmaceutical company that is leveraging its novel and proprietary patented drug delivery technologies to develop and commercialize, either on its own or in partnerships with third parties, new applications of proven therapeutics. The development strategy focuses on utilization of the U.S. Food and Drug Administration’s (“FDA”) 505(b)(2) approval process to potentially obtain timely and efficient approval of new formulations of previously approved therapeutics which incorporate the company's licensed drug delivery technologies. Mr. McNulty has performed accounting and consulting services, including expert testimony as a Certified Public Accountant since 1975. Mr. McNulty chairs the Company’s audit committee which was formally chartered on March 16, 2016. Mr. McNulty’s knowledge of the pharmaceutical industry and technical accounting issues as well as extensive business background makes him a valuable addition to the Board.

Michael Mona, III. Mr. Mona, III was appointed as Vice President of Operations on July 31, 2013 and has been instrumental in developing the worldwide supply chain for our hemp products. Mr. Mona, III was appointed as Chief Operating Officer in March 2016, as a director of the Company on May 24, 2016 and as President on May 31, 2018. Mr. Mona, III’s expertise in hemp farming, processing, testing and product development has greatly aided the Company in developing new markets for hemp-based products. Mr. Mona, III heads our consumer product business segment and also leads our efforts to bring hemp, as a viable economic crop, back to the United States through our affiliation with the Kentucky State Department of Agriculture. Prior to joining CV Sciences, Mr. Mona, III held various management positions in the real estate/construction industry including serving as a managing member of Mona Co. Development from 2009-2013. Mr. Mona, III graduated from the University of San Diego in Business Administration.

Gary Sligar. Mr. Sligar was initially appointed as a director of the Company on June 2, 2016. Mr. Sligar’s career spans 35 years in the commercial real estate industry including appraisal, commercial mortgage, property/asset management, leasing, construction and development. Since 2000, Mr. Sligar has co-owned and managed Paradise Properties LLC, a Florida-based real estate investment/development company focusing on office, retail, hotel, restaurant and multifamily properties in Southwest Florida. In 2008, Mr. Sligar founded TRECAP Partners, LLC which was subsequently acquired by Hunt Investment Management, an SEC-registered investment advisor and a subsidiary of the Hunt Companies, Inc. Mr. Sligar served as President of Hunt Investment Management until 2012 and a consultant to Hunt Investment Management from 2012 to 2014. Mr. Sligar also served on the Board of Directors of Hunt Investment Management from 2011 to 2013. Prior to Paradise Properties, LLC, Mr. Sligar was the founder and Chief Executive Officer of Compass Management and Leasing, Inc. from 1989 until its sale to Lasalle Partners in 1999. Before the formation of Compass Management and Leasing, Inc., Mr. Sligar was the Executive Vice President responsible for the New York office asset management operations for Equitable Real Estate from 1986 to 1989. Mr. Sligar is a graduate of Tulsa University and has completed certain graduate studies at the University of Houston. Mr. Sligar’s extensive business background makes him a valuable member of the Board.

Joseph Dowling. Mr. Dowling was appointed as Chief Financial Officer (“CFO”) of the Company on June 16, 2014, as Secretary on August 25, 2014 and as Chief Executive Officer on May 31, 2018. Prior to his appointment as CFO, Mr. Dowling held numerous senior positions including serving as President and CFO of MediVas, LLC, a biotechnology company focused on drug formulation and delivery from 2005 to 2013 where he led day-to-day operations, drug research and development, product development and commercialization and strategic alliance building including license agreements with Pfizer, Merck, Wyeth, DSM, Guidant and Boston Scientific. Mr. Dowling served as a Managing Director in the mergers and acquisitions group at Citigroup from 2005 to 2013. Earlier in his career, Mr. Dowling served in various finance and accounting roles in both public accounting and in the banking industry. Mr. Dowling graduated from University of California, Los Angeles in Economics and is a Certified Public Accountant. As the Company’s Chief Executive Officer and Chief Financial Officer, Mr. Dowling is specially qualified to serve on the Board because of his detailed knowledge of the pharmaceutical industry including drug research and development and the Company’s global consumer product operations and his expertise in financial matters.

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Board of Directors and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting and until their successors are duly elected and qualified. During fiscal year 2017, there were five formal Board meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any Committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders. All of the directors attended the 2017 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Company has formal Compensation and Audit Committees. All other functions of the Board, including those functions performed by a Nominating Committee, are being undertaken by the Board as a whole. The Company’s Board has determined that a formal nominating committee is not currently necessary given the Company’s current operations and size.

The Compensation Committee consists of James McNulty, Gary Sligar, and, prior to his resignation on April 26, 2018, Dr. Stephen M. Schmitz, and has established a charter that requires all members of the Compensation Committee to be “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act, and satisfy the requirements of an “outside director” for purposes of Section 16(m) of the Internal Revenue Code.

The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of our executive officers, our general employee compensation and other policies and providing assistance and recommendations with respect to our compensation policies and practices. The Compensation Committee is authorized to carry out these activities and other actions reasonably related to the Compensation Committee's purposes or assigned by the Board from time to time. The Compensation Committee operates pursuant to a written charter that is available on our website at http://www.cvsciences.com. During fiscal year 2017, the Compensation Committee held one meeting. During fiscal year 2017, the Compensation Committee retained Radford, a division of Aon Hewitt, to consult with the Company on a range of issues relating to executive and director compensation. Radford serves at the discretion of the Compensation Committee and provides services only to the Compensation Committee. Services provided by Radford included a review of executive and director compensation, public peer group and compensation philosophy development, and executive compensation benchmarking. Working with Radford, the Compensation Committee considered a variety of factors when determining the Company’s executive compensation program and total compensation levels. These factors included analysis of peer companies and Radford’s Global Life Science Survey.

The Audit Committee consists of James McNulty and Gary Sligar, and, prior to his resignation on April 26, 2018, Dr. Stephen M. Schmitz, and has established a charter that requires all members of the Audit Committee to be independent in accordance with applicable listing standards. Our securities are quoted on the OTC: QB, which does not have any director independence requirements. Further, companies with securities only listed on the OTC: QB are not required to comply with the independence standards set forth in Rule 10A-3(b)(1) of the Exchange Act. Our Board has also determined that Mr. McNulty is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K. During fiscal year 2017, the Audit Committee held four meetings. The Audit Committee operates pursuant to a written charter that is available on our website at http://www.cvsciences.com.

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The Audit Committees responsibilities include: a) selecting and evaluating the performance of our independent auditors; b) reviewing the scope of the audit to be conducted by our independent auditors, as well as the result of their audit, and approving audit and non-audit services to be provided; c) reviewing and assessing our financial reporting activities and disclosure, including our earnings press releases and periodic reports, and the accounting standards and principles followed; d) reviewing the scope, adequacy and effectiveness of our internal control over financial reporting; e) reviewing management’s assessment of our compliance with our disclosure controls and procedures; f) reviewing our public disclosure policies and procedures; g) reviewing our guidelines and policies regarding risk assessment and management, our tax strategy and our investment policy; h) reviewing and approving related-party transactions; and i) reviewing threatened or pending litigation matters and investigating matters brought to the committees attention that are within the scope of its duties.

The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Form 10-K”). The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 61, Professional Standards, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm such firm’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the 2017 Form 10-K.

Audit Committee
James McNulty
Gary Sligar

We do not have a formal policy regarding the consideration of any director candidates which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our Board established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any stockholder for any candidate to serve on our Board. We do not know if any of our stockholders will make a recommendation for any candidate to serve on our Board given the relatively small size of our company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our issued and outstanding stock have filed the required reports in a timely manner during fiscal year 2017 with the exception of: (i) one late Form 4 filed by each of Gary Sligar, Stephen Schmitz, James McNulty, Joseph Dowling, Michael J. Mona Jr., and Michael Mona, III; and (ii) one late Form 3 filed by Stephen Schmitz. Each of the abovementioned reports contained one transaction except for one Form 4 filed by each of Mr. Mona, Jr., Mr. Dowling, Mr. Mona, III, Mr. McNulty and Dr. Schmitz, which contained two transactions.

Other Directorships

Other than as disclosed above, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

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Board Leadership Structure

The Company does not have a lead independent director. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.

Board’s Role in Risk Management

The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including financial reporting related risk and product development risk. We believe the Board, as a whole, supports its role in risk oversight, with our Chief Executive Officer and Chief Financial Officer and President responsible for assessing and managing risks facing the Company day-to-day and other members of the Board providing oversight of such risk management.

Code of Ethics

We have adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is attached as Exhibit 14.1 to the 2017 Form 10-K which accompanies this Proxy Statement.

Family Relationships

There are no family relationships between any directors or executive officers of the Company.

Compensation of Directors

During 2017 we had an informal plan for compensating our directors for their services, whereby during 2017 each director, other than our Chairman and our other employee Director, received $500 per meeting of the Board attended in person.

Name of Directors	Fiscal Year	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	All other compensation ($) (6)	Total ($)
Bart Mackay (1)	2017	$–	$–	$–	$–	$–
	2016	$500	$10,625	$–	$30,831	$41,956
Larry Raskin (2)*	2017	$500	$–	$–	$–	$500
	2016	$500	$–	$64,138	$–	$64,638
James McNulty (3)*	2017	$500	$–	$25,816	$–	$26,316
	2016	$1,000	$–	$64,138	$–	$65,138
Gary Sligar (4)*	2017	$500	$–	$42,796	$–	$43,296
	2016	$500	$–	$64,138	$–	$64,638
Stephen Schmitz (5)*	2017	$500	$–	$26,094	$–	$26,594
	2016	$–	$–	$–	$–	$–

___________________________

* (1)	Indicates independent director Resigned on June 1, 2016.
(2)	Resigned on May 5, 2017.
(3)	Appointed on January 4, 2016.
(4)	Appointed on June 2, 2016.
(5)	Appointed on May 10, 2017; resigned on April 26, 2018.
(6)	Represents the Black-Scholes value for the issuance of a warrant of 100,000 shares to Bart Mackay on July 6, 2016 in recognition of his valuable service to the Company and in connection with his resignation as previously reported in the July 2016 8-K (defined below).

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On June 2, 2016, the Board approved an award of 25,000 shares of common stock to Bart Mackay with a value equal to the fair market value of the Company’s common stock at the time of grant. On July 6, 2016, the Board Company approved the issuance of a warrant for 100,000 shares to Bart Mackay. The warrant has a term of ten (10) years, was 100% vested as of the date of issuance and was issued with an exercise price equal to the fair market value of the Company’s common stock at the time of issuance.

On July 6, 2016, the Board approved the grant of 200,000 stock options to each of Larry Raskin, James McNulty and Gary Sligar in recognition of such individual’s respective Board service. The stock options have a term of ten (10) years, are durational-based, vesting in twenty-four (24) equal monthly installments measured from the date of grant and were granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 183,333 option shares have vested with respect to each such grant to Mr. McNulty and Mr. Sligar. On July 6, 2016, the Board approved the grant of 50,000 stock options to Larry Raskin, James McNulty and Gary Sligar. The stock options have a term of ten (10) years, are 100% vested as of the date of grant and were granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. None of the recipients has exercised any of the foregoing stock options and all of Mr. Raskin’s options terminated 60 days following the date of his resignation from the Board.

On July 14, 2017, the Board approved a grant of 100,000 stock options to Mr. Sligar. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant.

On May 16, 2017, the Board approved the grant of 250,000 stock options to Dr. Schmitz. The stock option has a term of ten (10) years and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant, with 50,000 option shares vested as of the date of grant, and the remaining 200,000 shares vesting in twenty-four (24) equal monthly installments measured from May 16, 2017. As of June 8, 2018, 141,666 shares have vested and no additional shares will vest following Dr. Schmitz’ resignation on April 26, 2018. On December 1, 2017, the Board approved the grant of 200,000 stock options to Dr. Schmitz. The stock option has a term of ten (10) years, is durational-based vesting in twenty-four (24) equal monthly installments measured from November 13, 2017 and an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of March 29, 2018, 41,666 shares have vested and no additional shares will vest following Dr. Schmitz’ resignation on April 26, 2018.

Conflicts of Interest

Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

•	the corporation could financially undertake the opportunity;
•	the opportunity is within the corporation’s line of business; and
•	it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

We have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

Board Communications with Stockholders

Stockholders desiring to communicate with the Board or any individual member should do so by sending regular mail to the Board, or such director, c/o Secretary, 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146. All communications will be compiled by the Secretary and forwarded to the Board or the appropriate director accordingly.

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EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our principal executive officer, our two most highly compensated executive officers, and up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at December 31, 2017. The value attributable to any option awards, if any, is computed in accordance with FASB ASC 718 Share-Based-Payment (“ASC 718”).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Michael Mona, Jr. (4)	2017	$330,000	$390,456	$313,200	$403,387	$30,736	$1,467,779
Chairman and CEO	2016	$314,808	$20,000	$–	$485,442	$47,560	$867,810
Joseph Dowling (5)	2017	$275,000	$175,000	$92,421	$74,071	$18,000	$634,492
Chief Financial Officer	2016	$262,340	$20,000	$–	$98,745	$10,500	$391,585
Michael Mona, III (6)	2017	$225,000	$175,000	$107,120	$182,601	$15,793	$705,514
Chief Operating Officer	2016	$202,212	$20,000	$–	$314,710	$37,915	$574,837

__________________________

(1)	These amounts reflect the grant date fair value of stock options as determined under ASC Topic 718 and using the Black-Scholes model. The underlying valuation assumptions for stock option awards made are further disclosed in Note 10 to our consolidated financial statements filed with our Annual Reports on Form 10-K for the year ended December 31, 2017.
(2)	These amounts reflect the vesting date fair value of performance-based stock options as determined under ASC Topic 718 and using the Black-Scholes model. As further discussed below, on July 6, 2016, each of the executives was granted a performance-based option to purchase shares of the Company’s Common Stock which vest and become exercisable upon the completion of each of four defined option performance conditions. On October 5, 2016, the first performance criteria was met. On July 14, 2017, the second performance criterion was met. As further discussed below, on March 15, 2017, Mr. Mona, Jr., and on April 7, 2017, each of Mr. Dowling and Mr. Mona, III , were granted a performance-based option to purchase shares of the Company’s Common Stock which vest and become exercisable upon the completion of each of three defined option performance conditions. On July 14, 2017, the first performance criterion was met.
(3)	These amounts reflect $12,482 related to an auto lease and $17,894 related to life insurance premiums paid by the Company on behalf of Michael Mona Jr, $15,793 related to an auto lease paid by the Company on behalf of Michael Mona III and $18,000 related to an auto allowance provided to Joseph Dowling during the year ended December 31, 2017. These amounts reflect $36,824 related to an auto lease and $10,736 related to a life insurance premiums paid by the Company on behalf of Michael Mona, Jr., $37,915 related to an auto lease paid by the Company on behalf of Michael Mona III and $10,500 related to an auto allowance provided to Joseph Dowling during the year ended December 31, 2016.
(4)	Michael Mona, Jr. resigned from all positions with the Company, including Chief Executive Officer, President and Director, on May 31, 2018.
(5)	Joseph Dowling was appointed Chief Executive Officer and a Director of the Company on May 31, 2018.
(6)	Michael Mona, III was appointed President of the Company on May 31, 2018.

Compensation Arrangements and Determination of Compensation

We rely on our judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, and career with the Company, current compensation arrangements and long-term potential to enhance stockholder value.

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The Board approved a salary of $330,000 for our former President and Chief Executive Officer on July 6, 2016 in connection with the entry of the Company into an Employment Agreement with Mr. Mona, Jr. on the same date (the “Mona Employment Agreement”), as previously discussed in the Current Report on Form 8-K filed by the Company with the SEC on July 11, 2016 (the “July 2016 8-K”). During fiscal year 2017, Mr. Mona, Jr.’s total compensation was $1,467,779. During fiscal year 2016, Mr. Mona, Jr.’s total compensation was $867,810. On December 8, 2014, the Compensation Committee approved the grant of 4,000,000 stock options to Mr. Mona, Jr. (the “December 2014 Option”). The stock option has a term of ten (10) years, is durational based, with 67% vested as of the date of grant, and the remainder vesting in twelve (12) equal monthly installments measured from January 31, 2015, and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. On September 23, 2015, the Compensation Committee approved the grant of 1,470,000 stock options to Mr. Mona, Jr. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. On December 28, 2015, the Compensation Committee approved the grant of 530,000 stock options to Mr. Mona, Jr. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As previously discussed in the July 2016 8-K, on July 6, 2016, the Compensation Committee approved the grant of 6,000,000 standalone stock options to Mr. Mona, Jr. which were not granted under the Company’s Amended and Restated 2013 Equity Incentive Plan (the “Amended 2013 Plan”). As set forth in the Current Report on Form 8-K filed with the SEC on March 22, 2017 (the “March 2017 8-K”), the terms of the option were subsequently amended and the stock grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. As previously reported by the Company in the March 2017 8-K, on March 15, 2017, the Board approved an amendment to the Mona Employment Agreement to provide eligibility for a cash bonus upon the occurrence of certain liquidity events of the Company as more particularly set forth in the March 2017 8-K and approved the re-pricing of the exercise price of the December 2014 Option to $0.38 per share, which represents the fair market value of the Company’s common stock as of such date. Section 162(m) of the Internal Revenue Code of 1986, as amended, denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1.0 million, subject to certain exceptions. It is possible that compensation attributable to the standalone option awards granted to Mr. Mona, Jr. and Mr. Dowling and Mr. Mona, III, as further discussed below, when combined with all other types of compensation received by such individuals from the Company, may cause this limitation to be exceeded in any particular year. Also, as previously reported by the Company in the March 2017 8-K, on March 15, 2017, the disinterested members of the Board approved the grant of 200,000 stock options to Mr. Mona, Jr. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. Also, on March 15, 2017, as previously reported by the Company in the March 2017 8-K, the disinterested members of the Board approved the grant of 5,000,000 standalone stock options to Mr. Mona, Jr., which were not granted under the Amended 2013 Plan. The grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions.

The Board approved a salary of $275,000 for our Chief Financial Officer (who is now also serving as our Chief Executive Officer) on July 6, 2016 in connection with the entry of the Company into an Employment Agreement with Mr. Dowling on the same date, as previously discussed in the July 2016 8-K. During fiscal year 2017, Mr. Dowling’s total compensation was $634,492. During fiscal year 2016, Mr. Dowling’s total compensation was $391,585. On June 16, 2014, the Compensation Committee approved the grant of 600,000 stock options to Mr. Dowling (the “Dowling October 2014 Option”). The stock option is durational-based, with 25% vested on June 16, 2015, and the remaining options vesting in 36 equal monthly installments measured from June 16, 2015, and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. On May 13, 2015, the Compensation Committee approved a grant of 100,000 stock options to Mr. Dowling (the “May 2015 Option”). The stock option is durational-based, with 25% vested on May 13, 2016, and the remaining options vesting in 36 equal monthly installments. On September 23, 2015, the Compensation Committee approved the grant of 200,000 stock options to Mr. Dowling. The stock option has a term of ten (10) years, is durational based, with 50% vesting on the one year anniversary date of grant, and the remainder vesting in twelve (12) equal monthly installments measured from September 23, 2016, and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. On December 28, 2015, the Compensation Committee approved the grant of 150,000 stock options to Mr. Dowling. The stock option is durational-based, with 50% of the shares subject to the option vested on September 23, 2016 and the remaining options vesting in twelve (12) successive equal monthly installments measured from September 23, 2016, and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. As previously discussed in the July 2016 8-K, on July 6, 2016, the Compensation Committee approved the grant of 1,000,000 standalone stock options to Mr. Dowling which were not granted under the Amended 2013 Plan. As set forth in the March 2017 8-K, the terms of the options were subsequently amended and the stock grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. As previously reported by the Company in the March 2017 8-K, on March 15, 2017, the Board approved the re-pricing of the exercise price of the Dowling October 2014 Option and May 2015 Option to $0.38 per share, which represents the fair market value of the Company’s common stock as of such date. Also, as previously reported by the Company in the March 2017 8-K, on March 15, 2017, the Board approved the grant of 100,000 stock options to Mr. Dowling. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As previously discussed in the Current Report on Form 8-K filed with the SEC on April 12, 2017 (the “April 2017 8-K”), on April 7, 2017, the Compensation Committee approved the grant of 1,000,000 standalone stock options to Mr. Dowling which were not granted under the Amended 2013 Plan. As set forth in the April 2017 8-K, the terms of the options were subsequently amended and the stock grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions.

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The Board approved a salary of $225,000 for our Chief Operating Officer on July 6, 2016 in connection with the entry of the Company into an Employment Agreement with Mr. Mona, III on the same date (the “Mona III Employment Agreement”) as previously discussed in the July 2016 8-K. During fiscal year 2017, Mr. Mona, III’s total compensation was $705,514. During fiscal year 2016, Mr. Mona, III’s total compensation was $574,837. On October 1, 2014, the Compensation Committee approved the grant of 500,000 stock options to Mr. Mona, III (the “Mona III October 2014 Option”). The stock option has a term of ten (10) years, is durational-based, with 125,000 option shares vested on June 16, 2015, and the remaining option shares vesting in thirty-six (36) equal monthly installments measured from June 16, 2015, and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. On January 2, 2015, the Compensation Committee approved the award of 250,000 shares of common stock to the Company’s Vice President of Operations, Michael Mona, III, with a value equal to the fair market value of the Company’s common stock at the time of the award. On September 23, 2015, the Compensation Committee approved the grant of 343,000 stock options to Mr. Mona, III. The stock option has a term of ten (10) years, is durational based, with 50% vesting on the one year anniversary date of grant, and the remainder vesting in twelve (12) equal monthly installments measured from September 23, 2016, and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. As previously discussed in the July 2016 8-K, on July 6, 2016, the Compensation Committee approved the grant of 4,000,000 standalone stock options to Mr. Mona, III which were not granted under the Amended 2013 Plan. As set forth in the March 2017 8-K, the terms of the options were subsequently amended and the stock grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. As previously reported by the Company in the March 2017 8-K, on March 15, 2017, the Board approved an amendment to the Mona III Employment Agreement to provide eligibility for a cash bonus upon the occurrence of certain liquidity events of the Company as more particularly set forth in the March 2017 8-K and approved the re-pricing of the exercise price of the Mona III October 2014 Option to $0.38 per share, which represents the fair market value of the Company’s common stock as of such date. Also, as previously reported by the Company in the March 2017 8-K, on March 15, 2017, the disinterested members of the Board approved the grant of 100,000 stock options to Mr. Mona, III. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As previously discussed in the April 2017 8-K, on April 7, 2017, the Compensation Committee approved the grant of 1,000,000 standalone stock options to Mr. Mona, III which were not granted under the Amended 2013 Plan. As set forth in the April 2017 8-K, the terms of the options were subsequently amended and the stock grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of three defined option performance condition.

Option Grants

On July 23, 2014, Company stockholders approved the CV Sciences, Inc. Amended and Restated 2013 Equity Incentive Plan (the “Amended 2013 Plan”), which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016 and July 14, 2017, the Company’s stockholders approved an amendment to the Amended 2013 Plan to increase the number of shares that may be issued under the Amended 2013 Plan. There are currently 25,000,000 shares of common stock authorized for issuance under the Amended 2013 Plan. This plan serves as the successor to the 2013 Equity Incentive Plan. There were no option awards under the 2013 Equity Incentive Plan prior to it being amended and restated. As of December 31, 2017, the Company had 9,176,723 of authorized unissued shares reserved and available for issuance under the Amended 2013 Plan.

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Outstanding Equity Awards at Fiscal Year End

The following table provides a summary of all outstanding equity awards for Named Executive Officers at the end of fiscal year 2017.

	Option Awards
Name	Award Grant and Commencement of Vesting Date	Number of securities underlying unexercised option (#) exercisable	Number of securities underlying unexercised option (#) unexercisable	Option exercise price ($)	Option Expiration Date

Michael Mona, Jr.(1)	12/8/2014	4,000,000	–	$0.38	12/8/2024
Chairman, CEO	9/23/2015	1,470,000	–	$0.73	9/23/2025
	10/28/2015	530,000	–	$0.16	10/28/2025
	10/5/2016	1,500,000	–	$0.37	7/5/2026
	3/15/2017	200,000	–	$0.38	3/15/2027
	7/14/2017	1,500,000	–	$0.37	7/5/2026
	7/14/2017	1,250,000	–	$0.38	3/15/2027

Joseph Dowling(2)	10/1/2014	524,940	75,060	$0.38	10/1/2024
Chief Financial Officer	5/21/2015	64,577	35,423	$0.38	5/21/2025
	9/23/2105	200,000	–	$0.73	9/23/2025
	12/28/2015	150,000	–	$0.16	12/28/2025
	10/5/2016	250,000	–	$0.37	7/5/2026
	3/15/2017	100,000	–	$0.38	3/15/2027
	7/14/2017	250,000	–	$0.37	7/5/2026
	7/14/2017	250,000	–	$0.38	3/15/2027

Michael Mona, III(3)	10/1/2014	500,000	–	$0.38	10/1/2024
Chief Operating Officer	9/23/2015	343,000	–	$0.73	9/23/2025
	10/5/2016	1,000,000	–	$0.37	7/5/2026
	3/15/2017	100,000	–	$0.38	3/15/2027
	7/14/2017	1,000,000	–	$0.37	7/5/2026
	7/14/2017	250,000	–	$0.38	3/15/2027

__________________________________

(1)	Michael Mona, Jr. resigned from all positions with the Company, including Chief Executive Officer, President and Director, on May 31, 2018.
(2)	Joseph Dowling was appointed Chief Executive Officer and a Director of the Company on May 31, 2018.
(3)	Michael Mona, III was appointed President of the Company on May 31, 2018.

Pension, Retirement or Similar Benefit Plans

During fiscal years 2016 and 2017 there were no arrangements or plans in which we provided pension, retirement or similar benefits to our directors or executive officers. During 2016 and 2017 we had no material bonus or profit sharing plans pursuant to which cash or non-cash compensation was or may be paid to our directors or executive officers, except that stock options could be granted at the discretion of the Board or a committee thereof.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except for the transactions described below, none of our directors, nominees for director, officers or principal stockholders, nor any associate or affiliate of the foregoing, have had any interest, direct or indirect, in any transaction or in any proposed transaction since January 1, 2016, which materially affects the Company or has affected the Company.

As previously discussed in the July 2016 8-K, on July 6, 2016, the Compensation Committee approved the grant of 6,000,000 stock options to Mr. Mona, Jr. As set forth in the March 2017 8-K, the terms of the options were subsequently amended and the stock grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. As of June 8, 2018, 3,000,000 option shares were vested. In addition, as set forth in the March 2017 8-K, the disinterested members of the Board approved the grant of 200,000 stock options pursuant to the bonus plan set forth in the Employment Agreement for fiscal year 2016. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. Furthermore, as set forth in the March 2017 8-K, in March 2017 the disinterested members of the Board approved the grant of 5,000,000 stock options to Mr. Mona, Jr. The stock options (a) are durational-based, conditional upon the Company’s achievement of certain milestones with 25% vesting upon the Company’s receipt of the final meeting minutes from a pre-investigational new drug application (“IND”) meeting as authorized by the FDA for a drug development program utilizing Cannabidiol (“CBD”) as the active pharmaceutical ingredient, 25% vesting when the Company is granted an IND and 50% vesting when the Company commences its first human dosing under the IND, (b) have an exercise price equal to the fair market value of the Company’s stock at the time of grant and (c) have a term of ten (10) years from the date of grant and vesting shall accelerate upon a sale of the company or change in control. As of June 8, 2018, 1,250,000 option shares were vested.

As previously discussed in the July 2016 8-K, on July 6, 2016, the Compensation Committee approved the grant of 1,000,000 stock options to Mr. Dowling. As set forth in the March 2017 8-K, the terms of the option were subsequently amended and the stock grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. As of June 8, 2018, 500,000 option shares were vested. In addition, as set forth in the March 2017 8-K, the disinterested members of the Board approved the grant of 100,000 stock options pursuant to the bonus plan set forth in the Employee Agreement for fiscal year 2016. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. Furthermore, as set forth in the April 2017 8-K, the disinterested members of the Board approved the grant of 1,000,000 stock options to Mr. Dowling. The stock options (a) are durational-based, conditional upon the Company’s achievement of certain milestones with 25% vesting upon the Company’s receipt of the final meeting minutes from a IND meeting as authorized by the FDA for a drug development program utilizing CBD as the active pharmaceutical ingredient, 25% vesting when the Company is granted an IND and 50% vesting when the Company commences its first human dosing under the IND, (b) have an exercise price equal to the fair market value of the Company’s stock at the time of grant and (c) have a term of ten (10) years from the date of grant and vesting shall accelerate upon a sale of the company or change in control. As of June 8, 2018, 250,000 option shares were vested.

As previously discussed in the July 2016 8-K, on July 6, 2016, the Compensation Committee approved the grant of 4,000,000 stock options to Mr. Mona, III. As set forth in the March 2017 8-K, the terms of the option were subsequently amended and the stock grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. As of June 8, 2018, 2,000,000 option shares were vested. In addition, as set forth in the March 2017 8-K, the disinterested members of the Board approved the grant of 100,000 stock options pursuant to the bonus plan set forth in the Employee Agreement for fiscal year 2016. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. Furthermore, as set forth in the April 2017 8-K, the disinterested members of the Board approved the grant of 1,000,000 stock options to Mr. Mona, III. The stock options (a) are durational-based, conditional upon the Company’s achievement of certain milestones with 25% vesting upon the Company’s receipt of the final meeting minutes from a IND meeting as authorized by the FDA for a drug development program utilizing CBD as the active pharmaceutical ingredient, 25% vesting when the Company is granted an IND and 50% vesting when the Company commences its first human dosing under the IND, (b) have an exercise price equal to the fair market value of the Company’s stock at the time of grant and (c) have a term of ten (10) years from the date of grant and vesting shall accelerate upon a sale of the company or change in control. As of June 8, 2018, 250,000 option shares were vested.

Vesting of the options discussed in the July 2016 8-K, the March 2017 8-K and the April 2017 8-K shall accelerate upon a sale of the Company or a change in control, including a “Disposition Event” as defined under the Agreement and Plan of Reorganization dated December 30, 2015 by and among the Company (formerly CannaVest Corp.), CANNAVEST Merger Sub, Inc., the LLC, CanX Inc. (“CanX”) and the Starwood Trust (as amended from time to time, the “Purchase Agreement”). The Purchase Agreement is filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on January 4, 2016 (the “January 2016 8-K”).

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In March 2017, the Company entered into an amendment to the principal agreement for the CanX Acquisition (the “Amendment”), as more fully set forth in March 2017 8-K. Pursuant to such Amendment, which was approved by the disinterested members of the Board, the Company agreed to issue the remaining 15,000,000 shares of contingent consideration to the former CanX shareholders, without the Company having yet achieved any of the remaining post-closing milestones.

Additionally, pursuant to such Amendment, the parties agreed to revise the Company’s buy-out option of the royalties payable to the CanX shareholders in the future, to allow the Company to buy-out the future royalty payments in exchange for the issuance of 6,400,000 shares of the Company’s restricted common stock (the “Royalty Buy-Out Shares”) to the former CanX shareholders. The Company concurrently exercised the buy-out option, as so revised.

In the aggregate, pursuant to the Amendment, the Company agreed to issue to the former CanX shareholders a total of 21,400,000 shares of restricted common stock which were issued in April 2017. As previously disclosed in the January 2016 8-K, James McNulty, a member of the Board, is a former shareholder of CanX and thereby received a portion of the consideration paid to the former CanX shareholders pursuant to the Amendment and an agreement regarding share allocation amongst the former CanX shareholders. During the year ended December 31, 2017, the Company recorded an expense of $2,432,000 for the value of all the Royalty Buy-Out Shares as a separate line item in the Company’s Consolidated Statement of Operations.

Also, in March 2017, as further set forth in the March 2017 8-K, the disinterested members of the Board, as the administrator of the Amended 2013 Plan, approved the amendment to certain stock options granted to employees of the Company, including certain options granted to each of Mr. Mona, Jr., Mr. Dowling and Mr. Mona, III, to reduce the exercise price of such stock options. As a result of the amendment to the stock option grants, each of the covered stock options, including those issued to Mr. Mona, Jr., Mr. Dowling and Mr. Mona, III, have been amended to provide for a strike price equal to $0.38 per share, which represents 100% of the fair market value of the Company’s common stock as of the date of the amendment to these stock option grants.

In March 2018, the disinterested members of the Board approved a grant of an aggregate of 500,000 stock options to purchase shares of the Company’s common stock to Mr. Dowling and 500,000 to Mr. Mona, III, under the Amended 2013 Plan, pursuant to the bonus plan set forth in the executives’ respective Employment Agreements for fiscal year 2017 performance. The stock options have a term of ten (10) years, were 100% vested as of the date of grant and were granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant.

On March 20, 2018, the disinterested members of the Board granted Mr. Mona, Jr. 1,050,000 stock options. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant.

Also, in June 2018, the Compensation Committee approved the grant of 2,950,000 restricted stock units (RSUs) to Mr. Mona, Jr. under the Amended 2013 Plan. The RSUs are stock-settled, have a term of ten (10) years, and thirty-three percent (33%) of the RSUs vest on the one (1) year anniversary of June 8, 2018, provided, however, that there has not been a termination of service as of such date, and the remainder of the RSUs are durational-based, vesting in twenty-four (24) equal monthly installments measured from the first anniversary of the date of grant. As of June 8, 2018, no RSUs have vested.

On June 15, 2017, the SEC filed an enforcement action against the Company and our former Chief Executive Officer. As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on June 5, 2017, effective May 31, 2018, the Company entered into a binding settlement agreement with the SEC to fully and finally resolve all claims and matters related to the previously disclosed SEC enforcement action against the Company. Pursuant to the terms of the settlement, the Company has agreed to a consent judgment including the payment of a penalty in the amount of $150,000. The Company accrued a liability for the payment in the fourth quarter of 2017. The Company’s former Chief Executive Officer, Mr. Mona, Jr., concurrently settled all claims brought against him personally in the SEC matter and agreed to an order including (i) a prohibition from service as an officer or director of a publicly-held company for five (5) years and (b) payment of a penalty in the amount of $50,000. As part of the settlement, neither the Company nor Mr. Mona, Jr. admitted or denied any wrongdoing.

There have been no other transactions the last two completed fiscal years or any currently proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

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Director Independence

Our securities are quoted on the OTC: QB, which does not have any director independence requirements. However, the Board has determined that two members of our Board, Mr. McNulty and Mr. Sligar, are independent under the New York Stock Exchange Listing Manual and that Mr. McNulty and Mr. Sligar are independent as independence for audit committee members is defined in the New York Stock Exchange Listing Manual. Prior to his resignation on April 28, 2018, the Board determined that Dr. Stephen M. Schmitz was independent under the New York Stock Exchange Listing Manual. Prior to his resignation on May 5, 2017, the Board had determined that Mr. Larry Raskin was independent under the New York Stock Exchange Listing Manual.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of Directors, Officers and 5% Stockholders

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The following table sets forth, as of June 8, 2018, certain information as to shares of our common stock owned by (i) each person known to beneficially own more than five percent of our outstanding common stock or preferred stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 2688 South Rainbow Boulevard, Suite B, Las Vegas, NV 89146.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned
Mai Dun Limited (3)	5,463,162	6.0%
Mackay Ventures, LLC (4)	6,027,094	6.6%
Michael Mona, III (5)	5,423,000	5.8%
Joseph Dowling (6)	2,179,166	2.4%
Michael Mona, Jr (7)	11,500,000	11.3%
Bart Mackay (8)	6,256,726	6.9%
James McNulty (9)	1,822,166	2.0%
Gary Sligar (10)	376,666	*
All executive officers and directors as a group (four persons)	9,800,998	10.1%

________________

* Less than 1%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of our common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 90,662,563 shares of our common stock outstanding on June 8, 2018, and are calculated as required by rules promulgated by the SEC.

(2)	Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.
(3)	Representing Mai Dun Limited, LLC’s direct ownership of 5,463,162 shares. The address of Mai Dun Limited, LLC is 6325 S. Jones Blvd., Suite 500, Las Vegas, Nevada 89118.
(4)

Beneficial ownership of Mackay Ventures LLC is reported based upon its direct ownership of 618,564 shares and its 99% ownership in Mai Dun Limited, LLC. The address of Mackay Ventures LLC is 6325 S. Jones Blvd., Suite 500, Las Vegas, Nevada 89118.

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(5)	Michael Mona, III is the current President and Chief Operating Officer of the Company. Mr. Mona, III owns 980,000 shares of record, is a beneficial owner and beneficiary of Mik Nik Trust, which owns 750,000 shares, and on October 1, 2014 was granted a stock option to purchase 500,000 shares of common stock. The stock option has a term of ten (10) years, is durational-based, with 125,000 option shares vested as of June 16, 2015, and the remaining option shares vesting in thirty-six (36) equal monthly increments (such vesting schedule was modified from the original vesting schedule in connection with the re-pricing of the exercise price of such option as set forth in the March 2017 8-K). As of June 8, 2018, 489,583 of the option shares have vested and 10,417 will vest within 60 days. In September 2015, the Compensation Committee approved the grant of 343,000 stock options to Mr. Mona, III. The stock option has a term of ten (10) years, is durational based, with 50% vesting on the one year anniversary date of grant, and the remainder vesting in twelve (12) equal monthly installments measured from September 23, 2016, and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. As of June 8, 2018, 100% of the option shares have vested. On July 6, 2016, Mr. Mona, III was granted a standalone option to purchase 4,000,000 shares of the Company’s common stock, which was not granted under the Amended 2013 Plan. The option is performance-based, and vests and becomes exercisable upon the completion of each of four defined option performance conditions. On October 5, 2016, the first performance criterion was met resulting in vesting of the option as to 1,000,000 shares. On July 14, 2017, the second performance criterion was met resulting in vesting of the option as to 1,000,000 shares. As of June 8, 2018, 2,000,000 option shares have vested. On March 15, 2017, Mr. Mona III was granted a stock option to purchase 100,000 shares of common stock. The stock option has a term of ten (10) years, is durational-based, was fully-vested on the grant date and has an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 100% of the option shares have vested. In April 2017, the disinterested members of the Board approved a grant of 1,000,000 performance-based stock options to purchase shares of the Company’s common stock to Mr. Mona, III, which were not granted under the Amended 2013 Plan. The option is performance-based, and vests and becomes exercisable upon the completion of each of three defined option performance conditions. On July 14, 2017, the first performance criterion was met resulting in vesting of the option as to 250,000 shares. As of June 8, 2018, 250,000 shares have vested. On March 20, 2018, the Board granted Mr. Mona, III an option to purchase 500,000 shares of common stock. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 100% of the option shares have vested.

(6)	On October 16, 2014, the Compensation Committee approved the grant of 600,000 stock options to Joseph Dowling, the Company’s current Chief Executive Officer, Chief Financial Officer and Secretary. The stock option is durational-based, with 25% vested on June 16, 2015, and the remaining options vesting in 36 equal monthly installments. As of June 8, 2018, 587,500 option shares have vested and another 12,500 shares will vest within 60 days. On May 13, 2015, the Compensation Committee approved a grant of 100,000 stock options to Mr. Dowling. The stock option is durational-based, with 25% vested on May 13, 2016, and the remaining options vesting in 36 equal monthly installments. As of June 8, 2018, 75,000 option shares have vested and 4,166 option shares will vest within 60 days. In December 2015, the Compensation Committee approved the grant of 150,000 stock options to Mr. Dowling. The stock option is durational-based, with 50% of the shares subject to the option vested on September 23, 2016 and the remaining options vesting in twelve (12) successive equal monthly installments measured from September 23, 2016. As of June 8, 2018, 100% of the option shares have vested. On July 6, 2016, Mr. Dowling was granted a standalone option to purchase 1,000,000 shares of the Company’s common stock, which was not granted under the Amended 2013 Plan. The option is performance-based, and vests and becomes exercisable upon the completion of each of four defined option performance conditions. On October 5, 2016, the first performance criterion was met resulting in vesting of the option as to 250,000 shares. On July 14, 2017, the second performance criterion was met resulting in vesting of the option as to 250,000 shares. As of June 8, 2018, 500,000 option shares have vested. On March 15, 2017, Mr. Dowling was granted a stock option to purchase 100,000 shares of common stock. The stock option has a term of ten (10) years, is durational-based, was fully-vested on the grant date and has an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 100% of the option shares have vested. In April 2017, the disinterested members of the Board approved a grant of 1,000,000 performance-based stock options to purchase shares of the Company’s common stock to Mr. Dowling, which were not granted under the Amended 2013 Plan. The option is performance-based, and vests and becomes exercisable upon the completion of each of three defined option performance conditions. On July 14, 2017, the first performance criterion was met resulting in vesting of the option as to 250,000 shares. As of June 8, 2018, 250,000 shares have vested. On March 20, 2018, the Board granted Mr. Dowling an option to purchase 500,000 shares of common stock. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 100% of the option shares have vested.

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(7)	On December 8, 2014, the Compensation Committee approved the grant of 4,000,000 stock options to Michael Mona, Jr., the Company’s former President and Chief Executive Officer (the “December 2014 Option”). The stock option is durational-based, with 67% vested as of the date of grant and the remainder vesting in twelve (12) equal monthly installments measured from January 31, 2015. In September 2015, the Compensation Committee approved the grant of 1,470,000 stock options to Mr. Mona, Jr. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. As of June 8, 2018, both grants were fully vested for an aggregate of 5,470,000 option shares vested. In December 2015, the Compensation Committee approved the grant of 530,000 stock options to Mr. Mona, Jr. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 530,000 option shares have vested. Pursuant to the Decree issued by the Court, the Court awarded 3,000,000 shares of the December 2014 Option to Ms. Rhonda Mona, the ex-wife of Mr. Mona, Jr. Pursuant to the Amended 2013 Plan, the stock options to purchase shares of common stock granted under the Amended 2013 Plan may not be transferred, however, pursuant to the Decree. Mr. Mona, Jr. believes that Ms. Mona has shared beneficial ownership of 3,000,000 of the shares of the Company’s common stock that would be acquired upon exercise of the option. On July 6, 2016, Mr. Mona, Jr. was granted a standalone option to purchase 6,000,000 shares of the Company’s common stock, which was not granted under the Amended 2013 Plan. The option is performance-based, and vests and becomes exercisable upon the completion of each of four defined option performance conditions. On October 5, 2016, the first performance criterion was met resulting in vesting of the option as to 1,500,000 shares. On July 14, 2017, the second performance criterion was met resulting in vesting of the option as to 1,500,000 shares. As of June 8, 2018, 3,000,000 option shares have vested. On March 15, 2017, Mr. Mona, Jr. was granted a stock option to purchase 200,000 shares of common stock. The stock option has a term of ten (10) years, is durational-based, was fully-vested on the grant date and has an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 100% of the option shares have vested. Also, on March 15, 2017, the disinterested members of the Board approved the grant of 5,000,000 standalone stock options to Mr. Mona, Jr., which were not granted under the Amended 2013 Plan. The grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions. On July 14, 2017, the first performance criterion was met resulting in vesting of the option as to 1,250,000 shares. As of June 8, 2018, 1,250,000 shares have vested. On March 20, 2018, the disinterested members of the Board granted Mr. Mona, Jr. 1,050,000 stock options. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. As of June 8, 2018, 100% of the option shares have vested.

(8)

Beneficial ownership of Bart Mackay is reported based upon his direct ownership of 75,000 shares, his 100% ownership in Mackay Ventures, LLC and his 1% interest in Mai Dun Limited, LLC. Bart Mackay is deemed to have shared voting and investment power over the shares of the Company’s common stock owned by each of Mai Dun Limited, LLC and Mackay Ventures LLC. On July 6, 2016, the Board approved the issuance of a common stock purchase warrant to Mr. Mackay with the right to purchase up to 100,000 shares of the Issuer’s Common Stock (the “Warrant”). The Warrant was 100% vested as of the date of granted and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, all 100,000 warrant shares have vested. The address of Bart Mackay is 6325 S. Jones Blvd., Suite 500, Las Vegas, Nevada 89118.

(9)	Mr. McNulty acquired 50,000 shares pursuant to the CanX purchase agreement at the closing of the transactions contemplated thereby and 45,000 shares subsequently in October 2016 upon achievement of the first milestone as contemplated by the Purchase Agreement. Mr. McNulty was a shareholder of CanX, and acquired his shares of the Company in exchange pursuant to the merger transaction. On July 6, 2016, the Board approved the grant of 50,000 stock options to Mr. McNulty. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. As of June 8, 2018, all 50,000 option shares have vested, and Mr. McNulty has not exercised any stock options. On July 6, 2016, the Board approved a grant of 200,000 stock options to Mr. McNulty. The stock option has a term of ten (10) years, is durational-based vesting in twenty-four (24) equal monthly installments measured from July 6, 2016 and an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 183,333 shares have vested and another 16,667 will vest within 60 days, and Mr. McNulty has not exercised any stock options. On April 12, 2017, Mr. McNulty acquired 1,450,500 shares of common stock of the Company pursuant to the Purchase Agreement Amendment and an agreement regarding share allocation amongst the former CanX shareholders. Mr. McNulty was a shareholder of CanX and acquired these shares pursuant to the issuance of the additional contingent consideration by the Company without the Company having achieved the remaining post-closing milestones and the revisions to the buy-out option of the Company for the royalty payments otherwise due to the former shareholders of CanX. On February 5, 2018, the Board approved a grant of 40,000 stock options to Mr. McNulty. The stock option has a term of ten (10) years, is durational-based vesting in twelve (12) equal monthly installments measured from January 1, 2018 and an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 20,000 shares have vested and another 6,666 will vest within 60 days, and Mr. McNulty has not exercised any stock options.

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(10)	On July 6, 2016, the Board approved the grant of 50,000 stock options to Mr. Sligar. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. As of June 8, 2018, all 50,000 option shares have vested, and Mr. Sligar has not exercised any stock options. On July 6, 2016, the Board approved a grant of 200,000 stock options to Mr. Sligar. The stock option has a term of ten (10) years, is durational-based vesting in twenty-four (24) equal monthly installments measured from July 6, 2016 and an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 183,333 shares have vested and another 16,667 will vest within 60 days, and Mr. Sligar has not exercised any stock options. On July 14, 2017, the Board approved a grant of 100,000 stock options to Mr. Sligar. The stock option has a term of ten (10) years, was 100% vested as of the date of grant and was granted with an exercise price equal to the fair market value of the Company’s common stock at the time of the grant. As of June 8, 2018, all 100,000 shares have vested and Mr. Sligar has not exercised any stock options. On February 5, 2018, the Board approved a grant of 40,000 stock options to Mr. Sligar. The stock option has a term of ten (10) years, is durational-based vesting in twelve (12) equal monthly installments measured from January 1, 2018 and an exercise price equal to the fair market value of the Company’s common stock at the time of grant. As of June 8, 2018, 20,000 shares have vested and another 6,666 will vest within 60 days, and Mr. Sligar has not exercised any stock options.

Equity Compensation Plan Information

On July 23, 2014, Company stockholders approved the CV Sciences, Inc. Amended and Restated 2013 Equity Incentive Plan (the “Amended 2013 Plan”), which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016 and July 14, 2017, the Company’s stockholders approved an amendment to the Amended 2013 Plan to increase the number of shares that may be issued under the Amended 2013 Plan. There are currently 25,000,000 shares of common stock authorized for issuance under the Amended 2013 Plan. This plan serves as the successor to the 2013 Equity Incentive Plan. There were no option awards under the 2013 Equity Incentive Plan prior to it being amended and restated. The information set forth in the table below is provided as of December 31, 2017. As previously discussed in the July 2016 8-K and above, on July 6, 2016, the Compensation Committee approved the grant of 6,000,000 standalone stock options to Mr. Mona, Jr., 4,000,000 standalone stock options to Mr. Mona, III, and 1,000,000 standalone options to Mr. Dowling, which were not granted under the Amended 2013 Plan. As set forth in the March 2017 8-K, the terms of the options were subsequently amended and each grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. Additionally on March 15, 2017, the disinterested members of the Board approved the grant of 5,000,000 standalone stock options to Mr. Mona, Jr., which were not granted under the Amended 2013 Plan. The grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions. As previously discussed in the April 2017 8-K, on April 7, 2017, the Compensation Committee approved the grant of 1,000,000 standalone stock options to each of Mr. Dowling and Mr. Mona, III which were not granted under the Amended 2013 Plan. As set forth in the April 2017 8-K, the terms of the options were subsequently amended and the stock grant has a term of ten (10) years, is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrant and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	12,084,662	$0.50	12,915,338
Equity compensation plans not approved by security holders	7,250,000	0.37	–
	19,334,662	$0.45	12,915,338

Vote Required and Recommendation of the Board of Directors

Each of the four director nominees must be elected by a plurality of votes cast by holders of our common stock entitled to vote at the Meeting.

The Board unanimously recommends that you vote “FOR” the nominees identified above.

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PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has selected Tanner to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Tanner has served as our independent registered public accounting firm since February 23, 2017. Representatives of Tanner are expected to be at the Meeting telephonically, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of Tanner as a matter of further involving our stockholders in our corporate affairs. If the stockholders do not ratify this selection, the Board will reconsider its selection of Tanner and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting, at which a quorum is present, is required to approve this proposal. Proxies solicited by the Board will be voted for this proposal unless you specify otherwise in your proxy.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of Tanner as the Company’s independent registered public accounting firm.

CHANGE IN THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM

On February 23, 2017, PKF, Certified Public Accountants, a professional corporation (“PKF”) resigned as the independent registered public accounting firm the Company.

The reports of PKF regarding the Company’s financial statements for fiscal years ended December 31, 2014 and December 31, 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. PKF did not report on the financial statements for the fiscal years ended December 31, 2016 or December 31, 2017. During the fiscal years ended December 31, 2014, December 31, 2015, and December 31, 2016 and during the period from December 31, 2016 through February 23, 2017, the date of resignation, there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PKF would have caused it to make reference to such disagreement in its reports. No reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K) occurred during the fiscal years ended December 31, 2014, December 31, 2015 and/or December 31, 2016.

The above information regarding the change in our independent registered public accounting firm was previously disclosed by us in a Current Report on Form 8-K filed with the SEC on February 24, 2017 (the “February Form 8-K”). We provided PKF with a copy of the disclosures in the February Form 8-K and requested that PKF furnish to us a letter addressed to the SEC stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K. A copy of the letter, dated February 24, 2017, is filed as Exhibit 16.1 to the February Form 8-K.

On February 23, 2017, the Board approved the engagement of Tanner as its independent registered public accounting firm. During the fiscal years ended December 31, 2015 and December 31, 2016 and the subsequent interim period through February 23, 2017, the date of engagement of Tanner, the Company did not consult with Tanner regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

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AUDIT FEES

The following table summarizes the fees, as applicable, of Tanner our independent auditors for the years ended December 31, 2017 and 2016, respectively; billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two years for other services:

Fee Category	2017	2016
Audit Fees (1)	$175,642	$82,539
Audit Related Fees (2)	–	–
Tax Fees (3)	–	–
All Other Fees (4)	–	–
	$175,642	$82,539

As set forth above and in the February Form 8-K on February 23, 2017, PKF resigned as the independent registered public accounting firm of the Company. As further set forth in the February Form 8-K, on February 23, 2017, the Company’s Board approved the engagement of Tanner as its independent registered public accounting firm in connection with the audit for the fiscal year ended December 31, 2016. In addition to the amounts reported above as paid to Tanner, additional amounts were paid to PKF for audit and other fees in connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2016. The following table summarizes the fees, as applicable, of PKF for the years ended December 31, 2017 and 2016, respectively; billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two years for other services (which are in addition to the amounts set forth above):

Fee Category	2017	2016
Audit Fees (1)	$–	$77,000
Audit Related Fees (2)	–	47,056
Tax Fees (3)	–	730
All Other Fees (4)	–	25,025
	$	$149,811

(1) Audit fees includes the audit of our annual financial statements, review of financial statements included in our Form 10-Q quarterly reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2) Audit-related fees consist of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

(3) Tax fees consist of professional fees rendered by our outside tax advisors (other than PKF or Tanner) for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical advice.

(4) All other fees consist of fees for other miscellaneous items.

Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee approves the engagement letter with respect to audit and review services. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit fees paid to the auditors with respect to 2017 and 2016 were pre-approved by the Audit Committee.

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PROPOSAL 3

amendMENT to the Company’s
Amended and Restated 2013 Equity Incentive Plan, as amended

On June 7, 2018, our Board approved an amendment to the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended (the “Amended 2013 Plan”), subject to stockholder approval at the Meeting, in order to add 3,000,000 shares for possible future issuances pursuant to awards under the Amended 2013 Plan. The amendment of the Amended 2013 Plan will be effective as of the date it is approved by the Company’s stockholders. The Amended 2013 Plan was initially approved by the Board and the Company’s stockholders in July 2014 to promote the success and enhance the value of the Company by linking the personal interests of the members of the Board, employees, and consultants to those of the Company’s stockholders and by providing such individuals with an incentive for performance to generate returns to the Company’s stockholders. The Amended 2013 Plan is further intended to provide the Company flexibility to motivate, attract, and retain the services of members of the Board, employees, and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. We are reducing the annual requested increase in the number of shares available for possible future issuances pursuant to awards under the Amended 2013 Plan. In each of 2015, 2016 and 2017, our stockholders approved increases of 5,000,000 shares. This year, we are seeking approval of an increase of 3,000,000 shares.

The principal features of the Amended 2013 Plan are summarized below, but the summary is qualified in its entirety by reference to the Amended 2013 Plan itself, as amended, a copy of which is attached hereto as Attachment A.

DESCRIPTION OF AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

The Amended 2013 Plan is an “omnibus” stock plan consisting of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, unrestricted stock grants and restricted stock units. Participants in the Amended 2013 Plan may be granted any one of the equity awards or any combination thereof, as determined by the Board. See “Federal Income Tax Information” for a discussion of the tax treatment of awards.

Purpose

The Board adopted the Amended 2013 Plan to provide a means to retain the services of the group of persons eligible to receive awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the employees, as well as non-employee directors and consultants of the Company and its affiliates, are eligible to participate in the Amended 2013 Plan, a total of approximately 72 individuals, including 2 non-employee directors, approximately 65 employees and approximately 5 consultants.

The Importance of the Proposed Increase in Shares

We believe the ability to grant competitive equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel we need to move our business forward. We are a small life science company heavily reliant on a small number of senior employees and consultants. If we are unable to offer competitive equity packages to retain and hire senior employees and engage consultants, this could significantly hamper our ability to advance our drug development program.

Administration

As permitted by the terms of the Amended 2013 Plan, the Board has delegated administration of the Amended 2013 Plan to the Compensation Committee of the Board. As used herein with respect to the Amended 2013 Plan, the “Board of Directors” refers to any committee the Board appoints as well as to the Board itself. Subject to the provisions of the Amended 2013 Plan, the Board has the power to construe and interpret the Amended 2013 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of the Company’s common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. Subject to the limitations set forth below, the Board will also determine the exercise price of options granted under the Amended 2013 Plan and, with the consent of any adversely affected option holder, may reduce the exercise price of any outstanding option, cancel an outstanding option in exchange for a new option covering the same or a different number of shares of common stock or another equity award or cash or other consideration, or any other action that is treated as a re-pricing under generally accepted accounting principles. All decisions, determinations and interpretations by the Board regarding the Amended 2013 Plan shall be final and binding on all participants or other persons claiming rights under the Amended 2013 Plan or any award.

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The Board has the power to delegate administration of the Amended 2013 Plan to a committee composed of not fewer than two (2) members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act. Subject to certain limitations, the Board may also delegate to one or more officers of the Company the authority to do one or both of the following (i) designate officers and employees of the Company to be recipients of awards and (ii) determine the number of shares of common stock to be subject to such awards granted to such officers and employees of the Company. Such officer would be able to grant only the number of shares of common stock subject to awards as specified by the Board, and such officer would not be allowed to grant an award to him or herself.

Stock Subject to the Amended 2013 Plan

Subject to this Proposal 3, and following the amendment to the Amended 2013 Plan, an aggregate of 28,000,000 shares of our common stock will be reserved for issuance under the Amended 2013 Plan. Shares issued under the Amended 2013 Plan may be previously unissued shares or reacquired shares of our common stock bought on the market or otherwise.

If awards granted under the Amended 2013 Plan expire or otherwise terminate without being exercised, or if any shares of common stock issued to a participant pursuant to an award are forfeited to or repurchased by the Company, such shares of common stock again become available for issuance under the Amended 2013 Plan. If any shares subject to an award are not delivered to a participant because such shares are withheld for the payment of taxes or the award is exercised through a “net exercise”, the number of shares that are not delivered to the participant shall remain available for the grant of awards under the Amended 2013 Plan. If the exercise of any award is satisfied by tendering shares of our common stock held by the participant, the number of shares tendered shall again become available for the grant of awards under the Amended 2013 Plan. Notwithstanding the foregoing, and subject to the terms of the Amended 2013 Plan, the aggregate maximum number of shares of our common stock that may be issued as incentive stock options will be 28,000,000 shares of common stock.

Eligibility

Incentive stock options may be granted under the Amended 2013 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors, and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Amended 2013 Plan.

No incentive stock option may be granted under the Amended 2013 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Amended 2013 Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

Subject to certain adjustments set forth in the Amended 2013 Plan, no employee may be granted options under the Amended 2013 Plan covering more than 4,000,000 shares of our common stock during any calendar year (the “Section 162(m) Limitation”).

Terms of Options

The following is a description of the permissible terms of options under the Amended 2013 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options shall be determined by the Board. If options are granted to individuals with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section162(m) of the Code and certain adverse tax consequences would result under Section 409A of the Code. See “Federal Income Tax Information.”

Acceptable consideration for the purchase of common stock issued under the Amended 2013 Plan will be determined by the Board and may include cash, common stock previously owned by the optionee, a deferred payment arrangement, the net exercise of the option, consideration received in a “cashless” broker-assisted sale and other legal consideration approved by the Board.

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Option Exercise. Options granted under the Amended 2013 Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the Amended 2013 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Amended 2013 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement.

Term. The maximum term of options under the Amended 2013 Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term of certain incentive stock options is five years. Options under the Amended 2013 Plan generally terminate three months after termination of the participant’s service unless (i) such termination is due to the participant’s disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. If an optionee’s service with the Company, or any affiliate of the Company, ceases with cause, the option will terminate at the time the optionee’s service ceases. In no event may an option be exercised after its expiration date.

A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Nonstatutory stock options are transferable to the extent provided in the option agreement.

Terms of Stock Bonuses and Restricted Stock Awards

Stock bonus awards and restricted stock awards are granted through a stock bonus award agreement or restricted stock award agreement.

Payment. Subject to certain limitations, the purchase price for restricted stock or stock bonus awards must be at least the par value of our Common Stock. The purchase price for a stock purchase award may be payable in cash, or any other form of legal consideration approved by the Board. Stock bonus awards may be granted in consideration for the recipient’s past services for the Company.

Vesting. Common stock under a restricted stock or stock bonus award agreement may be subject to a share repurchase option or forfeiture right in our favor, each in accordance with a vesting schedule. If a recipient’s service relationship with us terminates, we may reacquire or receive via forfeiture all of the shares of our common stock issued to the recipient pursuant to a restricted stock or stock bonus award that have not vested as of the date of termination. The Board has the power to accelerate the vesting of stock acquired under a restricted stock or stock bonus award agreement.

Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

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Restricted Stock Unit Awards

Restricted stock unit awards are issued pursuant to a stock unit award agreement.

Payment. Subject to certain limitations, the consideration, if any, for restricted stock unit awards must be at least the par value of our common stock. The consideration for a stock unit award may be payable in any form acceptable to the Board and permitted under applicable law.

Vesting and Settlement. The Board may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Restricted stock unit awards are settled in shares of the Company’s common stock. Dividend equivalents may be credited in respect of shares covered by a restricted stock unit award, as determined by the Board. At the discretion of the Board, such dividend equivalents may be converted into additional shares covered by the restricted stock unit award.

Termination of Service. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

Adjustment Provisions

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of common stock subject to the Amended 2013 Plan and outstanding awards. In that event, the Amended 2013 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Amended 2013 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Transactions

In the event of certain corporate transactions, all outstanding stock awards under the Amended 2013 Plan may be assumed, continued or substituted for by any surviving entity. If the surviving entity elects not to assume, continue or substitute for such awards, such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction. A stock award may be subject to acceleration of vesting in the event of a change in control as may be provided in the applicable stock award agreement or other written agreement between the award recipient and the Company.

Duration, Amendment and Termination

The Board may suspend or terminate the Amended 2013 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Amended 2013 Plan will terminate on June 3, 2024, which is the tenth anniversary of the date of its adoption by the Board.

The Board will have authority to amend or terminate the Amended 2013 Plan. No amendment or termination of the Amended 2013 Plan shall adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company will obtain stockholder approval of any such amendment to the Amended 2013 Plan in such a manner and to such a degree as may be required.

Amended Plan Benefits

Future awards to the Company’s executive officers and employees are discretionary. Therefore, at this time the benefits that may be received by the Company’s executive officers and other employees if the Company’s stockholders approve the amendment to the Amended 2013 Plan cannot be determined. Because the value of stock issuable to the Company’s non-employee directors under the Amended 2013 Plan will depend on the fair market value of the Company’s common stock at future dates, it is not possible to determine exactly the benefits that might be received by the Company’s non-employee directors under the Amended 2013 Plan.

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The following table shows the aggregate benefits received by our named executive officers as a group, our executive officers as a group, our non-employee directors as a group, our non-executive officer employees as a group and our consultants as a group under the Amended 2013 Plan in fiscal year 2017:

	Number of Options Granted	Average Per Share Exercise Price
	(#)	($)

Named executive officers as a group	400,000	$0.38

All current executive officers as a group	400,000	$0.38

All non-employee directors as a group	650,000	$0.29

All other employees as a group	2,100,000	$0.33

All consultants as a group	1,072,000	$0.38

Also see the information set forth in Proposal 1 above under the heading “Equity Compensation Plan Information”.

Federal Income Tax Information

Incentive Stock Options. Incentive stock options under the Amended 2013 Plan are intended to be eligible for the federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may give rise to or increase alternative minimum tax liability for the participant.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options, Restricted Stock Purchase Awards, Restricted Stock Units and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards, restricted stock units and stock bonuses granted under the Amended 2013 Plan generally have the federal income tax consequences described below.

There generally are no tax consequences to the participant or the Company by reason of the grant of these awards. However, if the exercise price of a nonstatutory stock option can, at any time, be less than the fair market value of the stock on the grant date, Section 409A of the Code imposes ordinary income and employment tax liability on the participant as the option vests in an amount equal to the difference between the fair market value of the stock on the vesting date and the exercise price. In addition, Section 409A imposes a penalty of 20% of such amount and an interest charge. The Company would be responsible for withholding these tax amounts. Upon acquisition of the stock under any of these awards, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

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Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) (the “Treasury Regulations”), compensation attributable to stock options issued on or before November 2, 2017 will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders, provided that such stock option agreement is not amended after November 2, 2017.

Restricted stock, stock bonus awards and restricted stock units issued on or before November 2, 2017 will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal, provided that such restricted stock, stock bonus award or restricted stock unit agreement is not amended after November 2, 2017.

The Amended 2013 Plan permits the Company to grant awards designated as “Performance-Based Awards” that are intended to qualify as performance-based compensation under the Treasury Regulations.

Effective for tax years after 2017, the qualified performance-based compensation exception of Code Section 162(m)’s tax deduction limitation was repealed; provided, however, that notwithstanding such repeal, the performance-based compensation under Code Section 162(m) is subject to a transition rule for remuneration that is payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified thereafter.  For the avoidance of doubt, it is the intent of the Company to preserve the performance-based compensation exception that is or may be available for awards payable under the Amended 2013 Plan to the maximum extent permitted by law.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy and entitled to vote at the Meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the adoption of the amendment to the Amended and Restated 2013 Equity Incentive Plan, as amended.

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PROPOSAL 4

REVERSE STOCK SPLIT

General

On June 7, 2018, the Company’s Board unanimously approved, and declared the advisability of, subject to stockholder approval, an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock by a ratio of not less than 1-for-2 and not greater than 1-for-10 at any time prior to August 30, 2019, with the exact ratio to be set within this range by our Board at its sole discretion without further stockholder approval. The Board may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion. Upon the effectiveness of the amendment to our Certificate of Incorporation, as amended, effecting the reverse stock split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares.

If this Proposal 4 is approved by our stockholders as proposed, our Board would have the sole discretion to effect the amendment and reverse stock split at any time prior to August 30, 2019, and to fix the specific ratio for the reverse stock split, provided that the ratio would be not less than 1-for-2 and not greater than 1-for-10. We believe that enabling our Board to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the reverse stock split will be based on a number of factors, described further below under the heading "Criteria to be Used for Decision to Apply the Reverse Stock Split." As set forth below, one of the purposes of effectuating the reverse stock split is to potentially permit us to list our Common Stock on the NASDAQ Capital Market, or another national exchange. The initial requirements for such listing includes a closing bid price of at least $4.00 per share. In light of the volatility of our stock price, changing conditions in the capital markets, the extended time frame in which the reverse stock split decision may be made and other factors relevant to the timing and extent of the reverse stock split, the Board believes that stockholder approval of a range of reverse split ratios from 1-for-2 to 1-for-10 is in the best interests of the Company and its stockholders.

The reverse stock split, if approved by our stockholders, would become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after August 30, 2019. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, our Board, in its sole discretion, determines that it is no longer necessary or in our best interest and the best interests of our stockholders to proceed.

The primary purpose for effecting the reverse stock split is to increase the per share trading price of our common stock so as to:

•	potentially permit us to list the Company's common stock on the NASDAQ in the future;
•	make our common stock a more attractive investment to institutional investors;
•	broaden the pool of investors that may be interested in investing in our company by attracting new investors who would prefer not to invest in shares that trade at lower share prices; and
•	better enable us to raise funds to finance planned operations.

Our Board further believes that a listing of the Company’s common stock on either the NASDAQ Capital Market or another national stock exchange could attract a broader, more diverse stockholder base. The reverse stock split proposal is intended to increase our per share bid price and satisfy one of listing requirements for a national exchange, including the NASDAQ Capital Market. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of the common stock, although we cannot provide any assurance that we will be able to meet or maintain a bid price over the minimum bid price requirement for listing on The NASDAQ Capital Market or any other exchange (and/or the other NASDAQ Capital Market listing requirements). The Board also believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus improve liquidity and lower average transaction costs. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Our Board believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our common stock.

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At present, other than granting equity incentives for our employees, consultants and non-employee directors as described in Proposal 3 and pursuant to outstanding performance-based options outside of the Amended 2013 Plan, discussed in Proposal 1, and the issuance of shares of the Company’s common stock pursuant to warrants issued by the Company to certain investors, as discussed further in the Notes to the Company’s condensed consolidated financial statements which accompany the Annual Report, our Board has no immediate plans, arrangements or understandings to issue the additional shares of common stock. However, we desire to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.

In evaluating the reverse stock split, our Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, and believes that by increasing the per share market price of our common stock as a result of the reverse stock split may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

The form of the proposed amendment to our Certificate of Incorporation to effect the reverse stock split is attached hereto as Attachment B. Any amendment to our Certificate of Incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by our Board, within the range approved by our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the reverse stock split, our Board will be authorized to proceed with the reverse split. In determining whether to proceed with the reverse split and setting the exact amount of split, if any, our Board will consider a number of factors, including existing and expected marketability and liquidity of the common stock, prevailing market conditions, the NASDAQ Capital Market listing requirements and the likely effect on the market price of the common stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board may, in its sole discretion, abandon all of the proposed amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect the reverse stock split. If the Board fails to implement the reverse stock splits before August 30, 2019, further stockholder approval would be required prior to implementing any reverse stock split.

Effect of the Reverse Stock Split

The reverse stock split will be effected simultaneously for all outstanding shares of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interest in our company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. The reverse stock split will not change the terms of our common stock. After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-reverse stock split common stock will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. Following the reverse stock split, we will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934. After the reverse stock split, the common stock would continue to be reported on the OTC: QB under the symbol “CVSI”.

As of the effective time of the reverse stock split, we will adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the reverse stock split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

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The reverse stock split will not change the number of authorized shares of our preferred stock. As of the date of this Proxy Statement there is no preferred stock issued and outstanding.

Assuming reverse stock split ratios of 1-for-2, 1-for-6, and 1-for-10, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve, the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding, (ii) the number of shares of our common stock that would be reserved for issuance pursuant to the Amended 2013 Plan and (iii) the number of shares of common stock reserved for outstanding warrants, options, and restricted stock units outside the Amended 2013 Plan, each giving effect to the reverse stock split and based on securities outstanding as of June 8, 2018.

	Shares of Common Stock before Reverse	Post Reverse Stock Split Ratio of	Post Reverse Stock Split Ratio of	Post Reverse Stock Split Ratio of
	Stock Split	1 to 2	1 to 6	1 to 10
Shares of Common Stock Issued and Outstanding	90,662,563	45,331,281	15,110,427	9,066,256

Shares of Common Stock Reserved under the Amended 2013 Plan	22,487,000	11,243,500	3,747,833	2,248,700

Shares of Common Stock Reserved for Options, Warrants and Restricted Stock Units outside the Amended 2013 Plan	20,750,000	10,375,000	3,458,333	2,075,000

If this Proposal 4 is approved and our Board elects to effect the reverse stock split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our Board. Accordingly, if a reverse stock split is effected, the number of authorized shares of common stock available for issuance will be proportionally increased relative to the number of outstanding shares.

Additionally, if this Proposal 4 is approved and our Board elects to effect the reverse stock split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse split, including the specific ratio selected by our Board. If the Board does not implement the reverse stock split by August 30, 2019, the authority granted in this proposal to implement the reverse stock split will terminate.

The increase in the number of shares of authorized but unissued and unreserved common stock will have an ‘anti-takeover effect’ by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or Bylaws. The increased number of available authorized but unissued shares as a result of the reverse stock split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of the Certificate of Incorporation, as amended, and Bylaws, as amended.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The effect of the reverse stock split upon the market prices for our common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. If the reverse stock split is implemented, the post-split market price of our common stock may be less than the pre-split price multiplied by the reverse stock split ratio.

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In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

In addition, although we believe the reverse stock split may enhance the desirability of our common stock to certain potential investors, we cannot assure stockholders that, if implemented, our common stock will be more attractive to institutional and other long term investors or that the liquidity of our common stock will increase since there would be a reduced number of shares outstanding after the reverse stock split.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposal to effect the reverse stock split, and if our Board still believes that a reverse stock split is in the best interests of us and our stockholders, our Board will determine the ratio of the reverse stock split to be implemented and we will file the Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected.

Beneficial Owners of Common Stock.    Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in street name (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock.    Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, Issuer Direct Corporation (formerly Interwest Transfer). These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of our common stock held following the reverse stock split.

Holders of Certificated Shares of Common Stock.    As soon as practicable after filing the Certificate of Amendment to our Certificate of Incorporation effecting a reverse stock split with the Secretary of State of Delaware, we will notify our stockholders that the reverse stock split has been implemented and stockholders will receive instructions for the exchange of their common stock certificates for new certificates representing the appropriate number of shares of common stock after the reverse stock split. However, if permitted, the Company may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of common stock will until so exchanged be deemed for all corporate purposes after the filing date of the Certificate of Amendment to evidence ownership of our common stock in the proportionately reduced number. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. You should submit them only after you receive instructions from us.

Fractional Shares

Our stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split. Instead, any fractional shares that would otherwise be issuable as a result of the reverse stock split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

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No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, or our Certificate of Incorporation, as amended, or Bylaws, as amended, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders' capital stock.

Accounting Consequences

The par value of our Common Stock will remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on the Company’s balance sheet attributable to our Common Stock will be reduced proportionately from its present amount, and the additional paid in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who do not hold their shares of our common stock as capital assets within the meaning of Section 1221 of the Code, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as "qualified small business stock" under Section 1045 and/or 1202 of the Code, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a reverse split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company.    We believe that a reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with a reverse stock split. In addition, we do not expect a reverse stock split to affect our ability to utilize our net operating loss carryforwards.

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Tax Consequences to Stockholders.    Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of a reverse stock split, except stockholders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. A stockholder’s tax basis in the shares received as a result of the reverse split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in the reverse split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the reverse split.

Individual tax circumstances can vary, and stockholders should consult their own tax advisors regarding the tax effects to them, based on their particular circumstances, in particular stockholders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share and with respect to allocating tax basis and holding period among their post-reverse stock split shares.

Certain Regulatory Matters

The reverse stock split will require processing by the FINRA pursuant to Rule 10b-17 promulgated under the Securities Exchange Act in order for the reverse stock split to be recognized in the market for trading purposes. We expect to, but cannot assure that we will, receive FINRA’s clearance prior to the effective date of the reverse stock split. If so, our common stock will be quoted at its post-reverse stock split price on the effective date of FINRA’s approval.

Vote Required

Approval of this proposal requires the affirmative vote of holders of a majority of the outstanding shares of our common stock. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, such ratio to be determined by the Company’s Board of Directors at any time before August 30, 2019, without further approval or authorization of our stockholders.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors, nominees for director, nominees for director or officers, anyone who has served as a director or officer at any time since the beginning of the last fiscal year, nor any associate or affiliate of the foregoing, have any substantial interest, direct or indirect, other than elections to office and except to the extent of their ownership of shares of our common stock or any other of our securities, in any matter to be acted upon as described in this Proxy Statement.

STOCKHOLDERS’ PROPOSALS

Stockholders may submit nominations for directors or proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the Proxy Statement and proxy relating to the 2019 annual meeting of stockholders they must have been received by us no later than __________. Such proposals should be directed to CV Sciences, Inc., 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our Proxy Statement or our proxy relating to any Meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

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OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

We will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Joseph Dowling, Secretary, 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146, by registered, certified or express mail or by calling the Company at (866) 290-2157.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549-2521. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Las Vegas, Nevada

June __, 2018	By Order of the Board of Directors

/s/ Joseph Dowling
Joseph Dowling, Chief Executive Officer and Secretary

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Attachment A

CV SCIENCES, INC.

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN, AS AMENDED

CV SCIENCES, INC.

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN, AS AMENDED

Amended and Restated Plan Adopted by the Board: June 3, 2014
Amended and Restated Plan Approved by the Stockholders: July 23, 2014

Amendments to Amended and Restated Plan Adopted by the Board: September 4, 2015, August 29, 2016, May 3, 2017, and June 7, 2018

Amendments to Amended and Restated Plan Approved by the Stockholders: December 21, 2015, October 24, 2016 and July 14, 2017 and _____, 2018

Termination Date: June 3, 2024

1. General.

(a) Purposes. The purposes of the Plan are as follows:

(i) To provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company; and

(ii) To enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards under the Plan are the Employees, Directors and Consultants of the Company and its Affiliates.

(c) Available Stock Awards. The following Stock Awards are available under the Plan: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.

2. Definitions.

(a) “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Board unless the Board has delegated administration to a Committee as provided in Article 3.

(b) “Affiliate” means:

(i) with respect to Incentive Stock Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

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(ii) with respect to Stock Awards other than Incentive Stock Options, any entity described in paragraph (a) of this Section 2(b), plus any other corporation, limited liability company, partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of a limited liability company, partnership or joint venture.

(c) “Award Shares” means the shares of Common Stock of the Company issued or issuable pursuant to a Stock Award, including Option Shares issued or issuable pursuant to an Option.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” shall mean:

(i) The direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the stockholders of the Company of voting securities, in which the holders of the outstanding voting securities of the Company immediately prior to such transaction or series of transactions hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power all outstanding voting securities of the Company or of the acquiring entity immediately after such transaction or series of related transactions;

(ii) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(iii) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(iv) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(v) Any time individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee appointed by the Board in accordance with Section 3(c).

(h) “Common Stock” means the shares of common stock of the Company.

(i) “Company” means CannaVEST Corp., a Delaware corporation.

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(j) “Consultant” means any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company or any Affiliate;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(i) The consultant or adviser is a natural person who has contracted directly with the Company or any Affiliate to render such services.

(k) “Covered Employee” means an Employee who is, or is likely to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code and as interpreted by the Administrator in each case.

(n) “Effective Date” shall have the meaning given in Section 18 herein.

(o) “Employee” means a regular employee of the Company or an Affiliate, including an Officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported;

(ii) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation; or

(iii) If neither (i) nor (ii) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

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(t) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u) “Officer” means any person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(x) “Optionee” means the Participant to whom an Option is granted or, if applicable, such other person who holds an outstanding Option.

(y) “Option Shares” means the shares of Common Stock of the Company issued or issuable pursuant to the exercise of an Option.

(z) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation”, and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(aa) “Participant” means an Optionee or any other person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(bb) “Performance-Based Award” means a Stock Award granted to selected Covered Employees pursuant to Article 7, but which is subject to the terms and conditions set forth in Article 8.

(cc) “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Common Stock, the achievement of certain milestones, customer retention rates, licensing, partnership or other strategic transactions, obtaining a specified level of financing for the Company, as determined by the Administrator, including the issuance of securities, or the achievement of one or more corporate, divisional or individual scientific or inventive measures. Any of the criteria identified above may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(dd) “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit, or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

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(ee) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ff) “Plan” means this Amended and Restated June 3, 2014 Equity Incentive Plan.

(gg) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code

(hh) “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 7(b) that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

(ii) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Restricted Stock award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(jj) “Restricted Stock Unit” means a right to receive a share of Common Stock during specified time periods granted pursuant to Section 7(c).

(kk) “Securities Act” means the Securities Act of 1933, as amended.

(ll) “Stock Award” means any right granted under the Plan, including an Option, a right to acquire Restricted Stock, a Restricted Stock Unit, a Stock Bonus or a Performance-Based Award.

(mm) “Stock Award Agreement” means any written or electronic agreement, including an Option Agreement, Stock Bonus Agreement, or Restricted Stock Award Agreement, between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and any additional rules and regulations adopted by the Administrator and incorporated therein.

(nn) “Stock Bonus” means a payment in the form of shares of Common Stock, or as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 7(a).

(oo) “Stock Bonus Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Stock Bonus. Each Stock Bonus Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(pp) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(qq) “Termination of Service” means:

(i) With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, the time when the employer-employee relationship between the Participant and the Company (or an Affiliate) is terminated for any reason, including, without limitation a termination by resignation, discharge, death or retirement;

(ii) With respect to Stock Awards granted to a Participant in his or her capacity as a Director, the time when the Participant ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Company (or an Affiliate) and the Administrator expressly deems such cessation not to be a Termination of Service;

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(iii) With respect to Stock Awards granted to a Participant in his or her capacity as a Consultant, the time when the contractual relationship between the Participant and the Company (or an Affiliate) is terminated for any reason; and

(iv) With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, Director or Consultant of an Affiliate, when such entity ceases to qualify as an Affiliate under this Plan, unless earlier terminated as set forth above.

Notwithstanding anything to the contrary herein set forth, a change in status from an Employee to a Consultant or from a Consultant to an Employee shall not constitute a Termination of Service for the purposes hereof, if and to the extent so determined by the Administrator. The Administrator, in its sole and absolute discretion, shall determine the effect of all other matters and issues relating to a Termination of Service.

3. Administration.

(a) Administration by Board. The Plan shall be administered by the Administrator unless and until the Board delegates administration to a Committee or an Officer, as provided in Section 3(c) below.

(b) Powers of the Administrator. The Administrator shall have the power, except as otherwise provided herein:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how the Stock Awards shall be granted; (C) what type or combination of types of Stock Awards will be granted; (D) the terms and conditions of each Stock Award granted (which need not be identical), including, without limitation, the transferability or repurchase of such Stock Awards or Award Shares issuable thereunder, as applicable, and the circumstances under which Stock Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; and (E) the number of Award Shares subject to a Stock Award that shall be granted to a Participant.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to make exceptions to any such provisions in good faith and for the benefit of the Company, and to establish, amend and revoke rules and regulations for the Plan’s administration. The Administrator, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To submit any amendment to the Plan for stockholder approval.

(vii) To amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

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(viii) To amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Administrator discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (a) the Company requests the consent of the affected Participant, and (b) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Administrator may amend the terms of any one or more Stock Awards if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

(ix) To amend the Plan as provided in Section 16.

(x) To prescribe and amend the terms of the agreements or other documents evidencing Stock Awards made under this Plan (which need not be identical).

(xi) To place such restrictions on the sale or other disposition of Award Shares as may be deemed appropriate by the Administrator.

(xii) To determine whether, and the extent to which, adjustments are required pursuant to Section 11.

(xiii) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company.

(c) Delegation to a Committee.

(i) General. The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in the Plan to the Administrator shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

(ii) Section 162(m) and Rule 16b-3 Compliance.  In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act.  In addition, the Board or the Committee, in its discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(iii) Delegation to an Officer.  The board may delegate to one or more Officers of the Company the authority to do one or both of the following:  (i) designate Officers and Employees of the Company or any of its Affiliates to be recipients of Stock Awards and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Notwithstanding anything to the contrary in this Section 3(c), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock.

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(d) Effect of Change in Status. The Administrator shall have the absolute discretion to determine the effect upon a Stock Award, and upon an individual’s status as an Employee, Consultant or Director under the Plan, including whether a Participant shall be deemed to have experienced a Termination of Service or other change in status, and upon the vesting, expiration or forfeiture of a Stock Award or Award Shares issuable in respect thereof, in the case of (i) a Termination of Service for cause, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between the Company and any Affiliate or between any Affiliates, (iii) any change in the Participant’s status from an Employee to a Consultant or member of the Administrator of Directors, or vice versa, and (v) any Employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate.

(e) Determinations of the Administrator. All decisions, determinations and interpretations by the Administrator regarding this Plan shall be final and binding on all Participants or other persons claiming rights under the Plan or any Stock Award. The Administrator shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, Officer or Employee of the Company and such attorneys, consultants and accountants as it may select. A Participant or other holder of a Stock Award may contest a decision or action by the Administrator with respect to such person or Stock Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Administrator’s decision or action was arbitrary or capricious or was unlawful.

(f) Arbitration. Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in the County of San Diego, California. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4. Shares Subject to the Plan; Overall Limitation.

(a) Shares Subject to the Plan. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate Twenty-Eight Million (28,000,000) shares of the Company’s Common Stock. Of such amount, Twenty-Eight Million (28,000,000) Award Shares may be issued pursuant to Incentive Stock Options. In the event that (a) all or any portion of any Stock Award granted or offered under the Plan can no longer under any circumstances be exercised or otherwise become vested, or (b) any Award Shares are reacquired by the Company which were initially the subject of a Stock Award Agreement, the Award Shares allocable to the unexercised or unvested portion of such Stock Award, or the Award Shares so reacquired, shall again be available for grant or issuance under the Plan.

(b) Individual Participant Limitations. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 below, the maximum number of shares of Common Stock with respect to one or more Stock Awards that may be granted to any one Participant during any calendar year shall be Four Million (4,000,000).

5. Eligibility.

(a) General. Incentive Stock Options may be granted only to Employees; all other Stock Awards may be granted only to Employees, Directors and Consultants. In the event a Participant is both an Employee and a Director, or a Participant is both a Director and a Consultant, the Stock Award Agreement shall specify the capacity in which the Participant is granted the Stock Award; provided, however, if the Stock Award Agreement is silent as to such capacity, the Stock Award shall be deemed to be granted to the Participant as an Employee or as a Consultant, as applicable.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

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6. Option Agreement Provisions.

Each Option shall be granted pursuant to a written Option Agreement, signed by an Officer of the Company and by the Optionee, which shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(a) Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Stockholder shall be subject to the provisions of Section 5(b).

(b) Exercise Price of an Option. Subject to the provisions of Section 5(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The Administrator shall determine the exercise price of each Nonstatutory Stock Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option if such Incentive Stock Option is granted pursuant to an assumption of or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) are:

(i) by cash or check;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Administrator that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Administrator.

(d) Transferability. The following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee; provided, however, that the Administrator may, in its sole discretion, permit transfer of the Option to a revocable trust. Notwithstanding the foregoing, however, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable only by the Optionee during the Optionee’s lifetime, except as otherwise permitted by the Administrator and by Sections 421, 422 and 424 of the Code and the regulations and other guidance thereunder.

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(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be the beneficiary of an Option with the right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise. In the absence of such a designation, the executor or administrator of the Optionee’s estate shall be entitled to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

(e) Vesting. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more performance criteria, as shall be determined by the Administrator.

(f) Termination of Service. In the event of the Termination of Service of an Optionee for any reason (other than for “Cause,” as defined in an Option Agreement, or upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is set forth in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, such exercise period provided in the Option Agreement shall not exceed three (3) months from the date of termination.

(g) Disability of Optionee. In the event of a Termination of Service of an Optionee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within the period specified in the Option Agreement (in no event to exceed twelve (12) months from the date of such termination in the case of an Incentive Stock Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

(h) Death of Optionee. In the event that (i) an Optionee’s Termination of Service occurs as a result of the Optionee’s death, or (ii) an Optionee dies within the period (if any) specified in the Option Agreement after the Optionee’s Termination of Service for a reason other than death, then, notwithstanding Section 6(f) above, the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death, but only within the period ending on the earlier of (i) the date that is twelve (12) months after the date of Termination of Service, or (ii) the expiration of the term of such Option as set forth in the Option Agreement.

(i) Termination for Cause. In the event of the Termination of Service of an Optionee for Cause, except as otherwise determined by the Administrator in the specific situation, all Options granted to such Optionee shall expire as set forth in the Option Agreement.

(j) Extension of Termination Date. An Optionee’s Option Agreement may provide that if the exercise of the Option following an Optionee’s Termination of Service (other than for Cause or upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(k) Non-Exempt Employees. Unless otherwise determined by the Administrator of Directors, no Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

(l) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time prior to a Termination of Service to exercise the Option as to any part or all of the Option Shares prior to the full vesting of the Option. Any unvested Option Shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate.

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7. Provisions of Stock Awards Other Than Options.

(a) Stock Bonus Awards. Stock Bonus awards shall be made pursuant to Stock Bonus Agreements in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i) Consideration. A Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit, provided that the Participant remains eligible to receive Stock Awards hereunder at the time of the award.

(ii) Vesting. Award Shares issued pursuant to a Stock Bonus Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(iii) Termination of Service. In the event of a Termination of Service, the Company may reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Stock Bonus Agreement.

(iv) Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Stock Bonus Agreement shall not be transferable except by will or by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(b) Restricted Stock Awards. Each Restricted Stock award shall be made pursuant to a Restricted Stock Award Agreement in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i) Purchase Price. The purchase price under each Restricted Stock Award Agreement shall be such amount as the Administrator shall determine and designate in such Restricted Stock Award Agreement, including no consideration or such minimum consideration as may be required by applicable law.

(ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award Agreement, if any, shall be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Administrator, according to a deferred payment or other similar arrangement with the Participant; or (c) in any other form of legal consideration that may be acceptable to the Administrator in its discretion.

(iii) Vesting. Award Shares acquired under the Restricted Stock Award Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(iv) Termination of Service. In the event of a Participant’s Termination of Service, the Company may repurchase or otherwise reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Restricted Stock Award Agreement.

(v) Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Restricted Stock Award Agreement shall not be transferable except by will, by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

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(c) Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock. All Restricted Stock Unit awards shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Stock Award Agreement.

8. Performance-Based Awards.

(a) Purpose. The purpose of this Article 8 is to provide the Administrator the ability to qualify Stock Awards other than Options as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Article 7; provided, however, that the Administrator may in its discretion grant Stock Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

(b) Applicability. This Article 8 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c) Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article 7 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d) Payment of Performance-Based Awards. Unless otherwise provided in the applicable Stock Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

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9. Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Compliance with Laws and Regulations. This Plan, the grant and exercise of Stock Awards thereunder, and the obligation of the Company to sell, issue or deliver Award Shares under such Stock Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Award Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Award Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Award Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Award Shares shall be issued and/or transferable under any other Stock Award unless a registration statement with respect to the Award Shares underlying such Stock Award is effective and current or the Company has determined that such registration is unnecessary.

10. Use of Proceeds.

Proceeds from the sale of Award Shares shall constitute general funds of the Company and shall be used for general operating capital of the Company.

11. Adjustments Upon Change in Common Stock.

If any change is made in the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, exchange of shares, change in corporate structure or other distribution of the Company’s equity securities), the Plan and all outstanding Stock Awards will be appropriately adjusted in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of Common Stock subject to outstanding Stock Awards. Such adjustment shall be made by the Administrator, the determination of which shall be final, binding and conclusive.

12. Adjustments Upon Change in Control.

(a) The Administrator shall have the discretion to provide in each Stock Award Agreement the terms and conditions that relate to (i) vesting of such Stock Award in the event of a Change in Control, and (ii) assumption of such Stock Award Agreements or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Stock Award Agreement.

(b) If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the aggregate exercise price of the vested Option Shares. If in such case the aggregate exercise price of the vested Option Shares is greater than or equal to the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares had the Option been exercised immediately prior to the Change in Control, then the Option shall be cancelled and Optionee shall receive no payment for such Option Shares. Upon such purchase, exchange or cancellation, the Option shall be terminated and Optionee shall have no further rights with respect to such Option.

(c) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

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13. Acceleration of Exercisability and Vesting.

The Administrator shall have the power to accelerate the time at which any or all Stock Awards may first be exercised or the time during which any or all Stock Awards or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in any Stock Award stating the time at which it may first be exercised or the time during which it will vest. By approval of the Plan, the Company’s stockholders consent to any such accelerations in the Administrator’s sole discretion.

14. Dissolution or Liquidation.

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

15. Miscellaneous.

(a) Stockholder Rights. Neither a Participant nor any person to whom a Stock Award is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Award Shares unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms and the Company has duly issued a stock certificate for such Award Shares.

(b) No Employment or Other Service Rights. Nothing in the Plan or any Stock Award Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the Bylaws or Certificate of Incorporation of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(d) Investment Assurances. The Company may require a Participant, as a condition of exercising an Option or otherwise acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act; or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(e) Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award, provided that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability); or (iii) by such other method as may be set forth in the Stock Award Agreement.

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(f) Compliance with Section 409A of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date (as defined in Section 18 below). Notwithstanding any provision of the Plan or Stock Award to the contrary, in the event that following the Effective Date the Administrator determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award; or (ii) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

16. Amendment of the Plan.

(a) In General. The Administrator at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

(i) Increase the number of shares reserved for Stock Awards under the Plan, except as provided in Section 11 relating to adjustments upon changes in Common Stock;

(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

(b) Amendment to Maximize Benefits. It is expressly contemplated that the Administrator may amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

(c) No Impairment. The rights and obligations under any Stock Award granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Stock Award was granted and such person consents in writing; provided, however, that notwithstanding anything to the contrary in this Section 16 or elsewhere in this Plan, no such consent shall be required with respect to any amendment or alteration if the Administrator determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Stock Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

17. Termination or Suspension of the Plan.

(a) Termination or Suspension. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 3, 2024 (which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier), and no Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Stock Awards and Stock Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

(b) No Impairment. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as otherwise provided herein or with the consent of the person to whom the Stock Award was granted.

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18. Effective Date of Plan.

The Plan became effective on June 3, 2014, which is the date that the Plan was originally adopted by the Board (the “Effective Date”).

19. Non-Exclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options or restricted stock otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20. Liability of the Company.

The Company and the members of the Board shall not be liable to a Participant or any other persons as to: (a) the non-issuance or non-transfer, or any delay of issuance or transfer, of any Award Shares which results from the inability of the Company to comply with, or to obtain, or from any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Award Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares and, in furtherance thereof, appropriate legends may be placed on the stock certificates evidencing Award Shares to reflect such transfer restrictions; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Stock Award granted hereunder.

21. Choice of Law.

The laws of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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====================================================================

June 3, 2014

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

OF

CV SCIENCES, INC.

AS AMENDED

====================================================================

Attachment B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

CV SCIENCES, INC.

CV Sciences, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.       The name of the corporation is CV Sciences, Inc. (the “Corporation”).

2.       The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 26, 2013 and a Certificate of Amendment of Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 4, 2016.

3.       Article IV of the Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph to the end of Article IV:

“At the effective time of this Certificate of Amendment, each [________] (_____) issued and outstanding shares of Common Stock of the Corporation shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock of the Corporation pursuant to the provisions of this Article IV, such stockholder shall receive one whole share of Common Stock of the Corporation in lieu of such fractional share and no fractional shares shall be issued.”

4.       This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of ______ ___, 201_.

CV SCIENCES, INC.,

a Delaware corporation

________________________________

Joseph Dowling., Chief Executive Officer

CV SCIENCES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 4, 2018

The undersigned hereby appoints Joseph Dowling proxy of the undersigned, with power of substitution, to vote all shares held by the undersigned which are entitled to be voted at the Meeting of the Stockholders of CV Sciences, Inc. (the “Company”) to be held August 4, 2018, and any adjournment(s) thereof, as effectively as the undersigned could do if personally present.

The Board of Directors of the Company recommends a vote FOR all persons listed in Proposal 1 and a vote FOR Proposals 2, 3, 4 and 5.

All the following matters are proposed by the Company:

(1)	To elect the following persons as directors, each to serve until the next Annual Meeting of Stockholders, and until his successor is duly elected and qualified:

James McNulty

Michael Mona, III

Gary Sligar

Joseph Dowling

__	FOR all persons listed (except as marked to the contrary below.)
__	Withhold authority to vote for all nominees
__	Withhold authority to vote for nominee(s), named below:

____________

(2)	To ratify Tanner LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

__	FOR
__	AGAINST
__	ABSTAIN

(3)	To amend the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended, to increase the number of shares issuable under the plan:

__	FOR
__	AGAINST
__	ABSTAIN

(4)	To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect, at the discretion of the Company’s Board of Directors, a reverse stock split of all outstanding shares of the Company’s common stock, par value $0.0001 per share, at a ratio of not less than 1-for-2 and not greater than 1-for-10, such ratio to be determined by the Company’s Board of Directors at any time prior to August 30, 2019, without further approval or authorization of our stockholders:

__	FOR
__	AGAINST
__	ABSTAIN

(5)	In the discretion of the Proxy holder, such other business as may properly come before the meeting or any adjournment thereof.

__	FOR
__	AGAINST
__	ABSTAIN

The shares represented by this Proxy will be voted as directed. WHERE NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR MATTERS 1, 2, 3, 4 and 5 above.

The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the capital stock of the Company and hereby ratifies and confirms all that the Proxy, or his substitutes, or any of them, may lawfully do by virtue hereof.

Please sign below, date, detach and return this page promptly in the enclosed envelope.

Dated:_______________
(Signature)
Dated:_______________
(Signature - Joint Owners)

IMPORTANT: Please date this Proxy and sign your name exactly as it appears to the left. When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. Where there is more than one owner, each owner must sign.